[SWOOSH LOGO]

                               SEMI-ANNUAL REPORT

                               FEBRUARY 28, 1998

                          VISTA CAPITAL ADVANTAGE(SM)
                       MUTUAL FUND VARIABLE ANNUITY TRUST



                   Vista Fund Distributors, Inc., distributor
    This report must be accompanied or preceded by a current prospectus for
                            Vista Capital Advantage

[SWOOSH LOGO]


April 10, 1998

Dear Vista Capital Advantage Contract Owner:

Enclosed is the February 28, 1998 Semi-Annual Report of the Mutual Fund Variable Annuity Trust, whose portfolios serve as the underlying investments for the Vista Capital Advantage variable annuity.

The table below shows the one year and since inception results, after the deduction of all insurance and withdrawal fees, of the accounts in the Vista Capital Advantage for the fiscal semi-annual period ended February 28, 1998. The insurance fees include mortality and expense risk charges, surrender charges and the annual contract administration charge. The surrender charges reflect the sales charges that would have been assessed against the contract value had the contract been surrendered.(1)

The first chart applies to all Vista Capital Advantage investors outside of New York state, whose policy is issued by Anchor National Life Insurance Company. The second chart applies to Vista Capital Advantage investors within New York state, whose policy is issued by First SunAmerica Life Insurance Company.


              Anchor National Life Insurance Company Policy Holders
                  Average Annual Total Return as of 2/28/98(2)


Portfolio (Contract Inception Date)           One-Year   Since Inception
------------------------------------------------------------------------
Growth and Income (3/13/95)                    23.98%         24.60%
Capital Growth (3/13/95)                       18.65%         24.03%
International Equity (3/13/95)                  1.46%          6.27%
Asset Allocation (3/13/95)                     12.89%         15.03%
U.S. Government Income (7/13/95)                1.88%          2.69%
Money Market (6/2/95)(3)                       -2.50%          1.82%
 7-day current yield as of 2/28/98; 3.49%


        First SunAmerica Life Insurance Company Policy Holders (New York)
                  Average Annual Total Return as of 2/28/98(2)


Portfolio (Contract Inception Date)          One-Year    Since Inception
------------------------------------------------------------------------

Growth and Income (12/6/95)                    23.96%         22.88%
Capital Growth (12/6/95)                       18.61%         21.16%
International Equity (12/22/95)                 1.38%          3.46%
Asset Allocation (12/22/95)                    12.87%         13.56%
U.S. Government Income (12/22/95)               1.91%          1.63%
Money Market (12/22/95)(3)                     -2.51%          1.34%
 7-day current yield as of 2/28/98; 3.46%




Your Vista Capital Advantage variable annuity represents a unique combination of professional money management and tax advantages. It is designed to help contribute to your plans for a financially secure future. If you have any questions, please call your investment representative or 1-800-90-VISTA.




Sincerely,


/s/ Fergus Reid
---------------
Fergus Reid
Chairman

-------------
(1) The Surrender Charge schedule for each year in states other than NY is as follows: 6%, 6%, 5%, 4%, 3%, 2%, 0%. In NY the Surrender Charge schedule for each year is: 6%, 6%, 5%, 4%, 3%, 2%, 1%, 0%. A 10% Federal tax penalty may apply to withdrawals before age 591/2.

(2) Past performance is no guarantee of future results. An investor's return and principal value will fluctuate. An investor's units, when redeemed, may be worth more or less than their original investment. This material is authorized for public distribution only when accompanied or preceded by a prospectus for Vista Capital Advantage.

(3) There can be no assurance that the underlying fund will be able to maintain a stable net asset value of $1.00 per share and fund shares themselves are not insured or guaranteed by the U.S. Government.


The Vista Capital Advantage (VCA) is distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank, Anchor National Life Insurance Company or First SunAmerica Life Insurance Company. Chase Manhattan is the portfolio advisor, administrator and custodian of the underlying investment options of the variable annuity. VCA is issued by Anchor National Life Insurance Company and in New York by First SunAmerica Life Insurance Company.

Investments in Vista Capital Advantage are not deposits, or guaranteed or endorsed by, Chase, and are not insured by the FDIC, Federal Reserve Board or any other government agency. Investments in Vista Capital Advantage, including the underlying variable investment options, involve risk, including the possible loss of principal.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

           Table of Contents

     1     Letter from the Chairman

           Performance & Commentary

     2     Growth and Income
     3     Capital Growth
     4     International Equity
     5     Asset Allocation
     6     U.S. Government Income
     7     Money Market

           Portfolio of Investments

     8     Growth and Income
    10     Capital Growth
    12     International Equity
    15     Asset Allocation
    17     U.S. Government Income
    17     Money Market

           Mutual Fund Variable Annuity Trust

    18     Statement of Assets & Liabilities
    19     Statement of Operations
    20     Statement of Changes in Net Assets
    21     Financial Highlights

 22-26     Notes to Financial Statements

 INVESTMENTS IN VISTA CAPITAL ADVANTAGE ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN VISTA CAPITAL ADVANTAGE, INCLUDING THE UNDERLYING VARIABLE INVESTMENT OPTIONS, INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                          Letter from the Chairman        page 1

                                                                   [SWOOSH LOGO]

                                                                  April 10, 1998


Dear Vista Capital Advantage Investor:

We are pleased to present this semi-annual report on the six portfolios underlying the Vista Capital Advantage Variable Annuity for the six months ended February 28, 1998. This report summarizes the performance of each portfolio in light of events in the financial markets, giving you the opportunity to monitor and adjust your individual investment choices if necessary. Here are some highlights:


Exceptional Economic Environment Continued in the U.S.

During the reporting period, the U.S. economy continued to display an ability to grow at a robust pace without igniting inflationary pressures. The strong growth was very much in evidence as corporate profits increased for the seventh consecutive year and unemployment fell to lows not seen since the late 1960s. In this environment, large company stocks that make up the S&P 500 Index led the market.


Asian Crisis Caused Sharp but Temporary Setback

In the summer of 1997, Thailand's currency, the baht, came under attack due to problems with the country's current account (trade) deficit and the perceived weakness of its financial institutions. By the fall, the currency crisis had spread throughout most of Asia, undermining confidence in the region's financial systems and ultimately leading to October's sharp downturn in equity prices around the world. While U.S. and European stocks quickly recovered from the selloff to move to new highs, stocks in Japan, emerging Asia and Latin America struggled through the remainder of the period.


U.S. Bond Market Remained the World's Safe Haven

After being driven for several years by an acute sensitivity to whether the high levels of U.S. economic growth would lead to a resurgence in inflation, U.S. fixed income securities were prime beneficiaries of the Asian crisis. Foreign and domestic investors sought a safe haven in U.S. Treasury securities. The belief that cheaper imports from weaker Asian economies would hold down U.S. inflation provided another source of support, as did the realization that the U.S. Federal budget would produce a surplus after 20 years of deficits.

Overall, it was another strong period for those invested in the U.S. stock market, including those who've chosen to invest in Vista Capital Advantage variable annuity. We thank you for your business and look forward to continuing to serve your investment needs for many years to come. If you have questions, please do not hesitate to call your investment professional or 1-800-90-VISTA.


Sincerely,


/s/ Fergus Reid
---------------
Fergus Reid
Chairman
page 2  Growth and Income Portfolio

[SWOOSH LOGO]

The Growth and Income Portfolio seeks to provide long-term capital appreciation and dividend income primarily through diversified holdings of common stocks.


Performance

Investors in the Growth and Income Portfolio participated in the strong performance of U.S. stocks during the reporting period. For the six months ended February 28, 1998, the Portfolio had a total return of 13.29%.


Strategy

The portfolio management team utilized its five-step stock management system to select individual holdings for the portfolio. Early in the period, the Portfolio had an overweight position in technology stocks, but the management team had begun reducing these holdings prior to the onset of the Asian crisis, which proved beneficial during October's selloff. A comparable underweight position in money center banks also helped as these stocks suffered from their exposure to Asia, but the management team maintained its positions in regional banks and insurers, both of which benefited as the bond market rallied. Other sectors that added to relative performance in late 1997 were consumer cyclicals, utilities, health care, consumer staples and real estate investment trusts.

As the market shifted its focus to more growth-oriented stocks in early 1998, the Portfolio's relatively defensive position caused it to lag the market. However, relative performance quickly picked up steam thanks to strong stock picking, particularly in the financial, technology, consumer cyclical and telecommunications sectors. The managers were opportunistic, moving into new energy names as their prices fell and rotating from pharmaceuticals to services in the health care sector.


Outlook

At the end of the period, the market was shrugging off lower earnings expectations and focusing instead on stable interest rates, low inflation and stabilization in the Asia/ Pacific region. The managers believe that large cap earnings for the first quarter can exceed the lowered expectations, but that latter-year forecasts remain excessively optimistic. Therefore, the managers expect to maintain a stock-by-stock approach, focusing on those companies which they believe can maintain their earnings growth.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the Growth and Income Portfolio at NAV (Net Asset Value) would have grown to $20,411 from inception on 3/1/95 through 2/28/98.*


Investment Results

Average Annual Total Return as of 2/28/98*

 One year                         31.81%
 Since Inception (3/1/95)         26.98%


[TABULAR REPRESENTATION OF MOUNTAIN CHART]


    Growth and Income       S&P 500

Feb-95  10000                10000
        10270                10294
Apr-95  10410                10597
        10730                11020
Jun-95  11000                11275
        11460                11649
Aug-95  11480                11678
        11710                12171
Oct-95  11480                12127
        11960                12659
Dec-95  12150                12903
        12558                13342
Feb-96  12767                13466
        13019                13596
Apr-96  13228                13796
        13375                14151
Jun-96  13344                14205
        12893                13578
Aug-96  13344                13865
        13941                14644
Oct-96  14161                15048
        15051                16184
Dec-96  14768                15864
        15603                16854
Feb-97  15543                16987
        14899                16290
Apr-97  15579                17262
        16569                18317
Jun-97  17214                19131
        18609                20653
Aug-97  18084                19497
        18931                20534
Oct-97  18562                19826
        19170                20710
Dec-97  19363                21035
        19046                21250
Feb-98  20411                22746



Source for Index returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan.
The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

                                           Capital Growth Portfolio       page 3

                                                                   [SWOOSH LOGO]

The Capital Growth Portfolio seeks to provide long-term capital growth primarily through diversified holdings of common stocks.


Performance

For the six months ended February 28, 1998, the Capital Growth Portfolio provided investors with a total return of 11.94%.

Strategy

The Portfolio began the period modestly positioned for a slowing economy, with a lower allocation, relative to its benchmark, to the technology sector that proved beneficial in the last several months of 1997. Overweight allocations to select consumer cyclical and cable stocks also worked out well. However, the Portfolio was held back by its aerospace holdings as this sector suffered from concerns about new equipment orders from the Asia/Pacific region. Another area of focus was mid-cap insurance companies, which performed quite well in a consolidating environment.

In early 1998, the Portfolio was well positioned for the market's strong move. Specifically, overweight positions in consumer cyclical stocks, particularly in retailing and cable, proved beneficial, as did the management team's decision to add to HMO and managed care holdings. The Portfolio's return was enhanced by reduced exposure to technology as well as by strong stock selection within that sector.


Outlook

As the period ended, investors had begun turning their attention to better relative valuations in small- and mid-cap stocks. Concerned about overly optimistic latter-year earnings forecasts, the management team is finding a plethora of strong earnings prospects in the mid-cap area and, therefore, expects to remain focused on stock picking while possibly becoming more defensive as 1998 progresses.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the Capital Growth Portfolio at NAV (Net Asset Value) would have grown to $20,234 from inception on 3/1/95 through 2/28/98.*

Investment Results


Average Annual Total Return as of 2/28/98*

 One year                         26.47%
 Since Inception (3/1/95)         26.57%



[TABULAR REPRESENTATION OF MOUNTAIN CHART]


        Capital Growth  Russell 2000
Feb-95      10000           10000
            10350           10172
Apr-95      10470           10398
            10870           10577
Jun-95      11140           11125
            11830           11766
Aug-95      11900           12010
            12090           12224
Oct-95      11660           11677
            12220           12168
Dec-95      12707           12489
            12871           12476
Feb-96      13077           12865
            13674           13126
Apr-96      14363           13828
            14785           14373
Jun-96      14404           13783
            13571           12579
Aug-96      14240           13310
            14960           13830
Oct-96      14764           13617
            15526           14178
Dec-96      15670           14549
            16284           14840
Feb-97      16040           14480
            15276           13797
Apr-97      15403           13836
            16492           15375
Jun-97      17141           16034
            18321           16780
Aug-97      18123           17164
            19069           18420
Oct-97      18485           17612
            18707           17497
Dec-97      18854           17803
            18854           17522
Feb-98      20234           18817


Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Russell 2000 Index is unmanaged and tracks the shares of 2000 small-capitalization companies. Figures include the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

page 4  International Equity Portfolio

[SWOOSH LOGO]


The International Equity Portfolio seeks to provide a total return on assets from long-term growth of capital and from income principally through diversified holdings of the stocks of established foreign companies outside the United States.

Performance

For the six months ended February 28, 1998, the International Equity Portfolio provided investors with a total return of 6.56%.


Strategy

Throughout the reporting period, the Portfolio maintained a significantly overweight position in European companies, which reflected the management team's belief that the profound restructuring that's taken place in Europe has laid the groundwork for higher levels of profitability. This stance was proven correct when signs of sustainable economic growth began to appear on the continent after several years of fits and starts.

The Portfolio was underweight in Japan throughout the period given the management team's concern about tepid economic activity. Investments in Japan were focused on the large, multinational exporting companies, which benefited from the weaker yen, as opposed to domestic companies, which depend on local consumer spending.

In the emerging markets, the Portfolio's relatively neutral holdings in Southeast Asia were hit hard by the currency crisis but did rally somewhat in early 1998. Despite this bounce, the management team has been focusing on fundamentals in the region, investing in companies which have the ability to deliver earnings growth in the midst of regional restructuring. In Latin America, the Fund retained a slightly overweight position, which reflected that region's stronger fundamentals.


Outlook

In the management team's view, Western European restructuring has created an environment in which the arrival of sustained economic growth has been resulting in higher bottom line profit growth. The management team believes that this, in turn, can mean higher levels of investment, which could provide the fuel for further internalizing of economic growth. Within Europe, the manager expects to reduce weightings in financial and pharmaceutical stocks in favor of cyclical and small cap stocks which historically tend to do better in a growing economy. The management team remains concerned about the Asian markets given the weakness in Japan and its importance as a trading partner and financing source to the region.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the International Equity Portfolio at NAV (Net Asset Value) would have grown to $12,858 from inception on 3/1/95 through 2/28/98.*

Investment Results

Average Annual Total Return as of 2/28/98*

One year                         9.06%
Since inception (3/1/95)         8.76%



[TABULAR REPRESENTATION OF MOUNTAIN CHART]


   International Equity    MSCI EAFE
Feb-95  10000                10000
        10180                10626
Apr-95  10350                11028
        10480                10900
Jun-95  10470                10712
        11010                11381
Aug-95  10890                10950
        11070                11167
Oct-95  10910                10869
        10870                11175
Dec-95  10890                11628
        11058                11678
Feb-96  11132                11721
        11427                11973
Apr-96  11753                12324
        11616                12100
Jun-96  11679                12171
        11121                11818
Aug-96  11153                11847
        11448                12165
Oct-96  11300                12043
        11690                12526
Dec-96  11648                12367
        11532                11937
Feb-97  11798                12136
        11752                12183
Apr-97  11729                12250
        12214                13050
Jun-97  12688                13773
        13289                13999
Aug-97  12075                12956
        12734                13684
Oct-97  12729                12636
        11659                12510
Dec-97  11806                12622
        12087                13203
Feb-98  12858                14054




Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The MSCI EAFE Index is unmanaged, is a replica (or model) of the performance of the European, Australian and Far Eastern equity markets, and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

                                          Asset Allocation Portfolio      page 5

                                                                   [SWOOSH LOGO]


The Asset Allocation Portfolio seeks to provide maximum return through a combination of long-term capital growth and current income by investing in common stocks, convertible securities and government and corporate fixed income obligations.


Performance

For the six months ended February 28, 1998, the Asset Allocation Portfolio had a total return of 8.98%.


Strategy

At the end of the reporting period, 52.0% of the Portfolio's assets were invested in common stocks and 48.0% were invested in fixed income securities and cash equivalents.

On the equity side, the portfolio management team began the period by reducing exposure to technology stocks prior to the onset of the Asian crisis, which proved beneficial during October's selloff. A comparable underweight position in money center banks also helped as these stocks suffered from their exposure to Asia. The management team maintained its positions in regional banks and insurers, both of which benefited as the bond market rallied. As the market shifted its focus to more growth-oriented stocks in early 1998, the Portfolio's relatively defensive position caused it to lag the market. However, relative performance quickly picked up steam thanks to strong stock picking, particularly in the financial, technology, consumer cyclical and telecommunications sectors.

The Portfolio's fixed income holdings provided a strong performance boost, particularly after the onset of the Asian crisis. Specifically, the management team took advantage of the rallying Treasury market, maintaining investments in fairly liquid securities and reducing holdings in bonds with exposure to the Asian crisis. As bond yields settled into a trading range in early 1998, the Portfolio began moving back into "spread" securities in the mortgage-backed and corporate sectors. The management team rebuilt a slight overweight position in mortgages with an emphasis on discount and 15-year coupons. The portfolio remained underweight in corporate securities, however, because of heavy new supply brought on the market by low interest rates. Throughout the period, the Fund attempted to maintain a slightly long duration relative to its benchmark.


Outlook

At the end of the period, the management team believed that latter-year forecasts for earnings were excessively optimistic. Therefore, it was maintaining a careful stock-by-stock approach and focusing on those companies which it believes can maintain their earnings growth. The management team does not expect the Federal Reserve Board to make any move on short term interest rates any time soon and continues to believe that the 1998 bias is towards lower long-term interest rates.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the Asset Allocation Portfolio at NAV (Net Asset Value) would have grown to $16,342 from inception on 3/1/95 through 2/28/98.*

Investment Results

Average Annual Total Return as of 2/28/98*

 One year                         20.66%
 Since Inception (3/1/95)         17.81%


[TABULAR REPRESENTATION OF MOUNTAIN CHART]



   Asset Allocation           60% S&P 500/40%
                             Lehman Govt Bond
Feb-95  10000                      10000
        10160                      10198
Apr-95  10270                      10427
        10570                      10795
Jun-95  10730                      10975
        10980                      11201
Aug-95  11040                      11254
        11200                      11578
Oct-95  11120                      11598
        11440                      11970
Dec-95  11595                      12160
        11880                      12460
Feb-96  11935                      12487
        12045                      12545
Apr-96  12133                      12653
        12198                      12863
Jun-96  12231                      12940
        12001                      12578
Aug-96  12242                      12755
        12627                      13280
Oct-96  12835                      13596
        13362                      14333
Dec-96  13220                      14115
        13596                      14728
Feb-97  13557                      14814
        13194                      14370
Apr-97  13596                      15005
        14102                      15674
Jun-97  14465                      16203
        15321                      17203
Aug-97  15010                      16491
        15464                      17116
Oct-97  15360                      16880
        15646                      17366
Dec-97  15807                      17602
        15708                      17815
Feb-98  16342                      18550



Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of all dividends.

The unmanaged Lehman Government Bond Index includes the Treasury Bond Index and the Agency Bond Index. Maturities range from 1 to 20 years. An individual cannot invest in an index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

page 6    U.S. Government Income Portfolio

[SWOOSH LOGO]


The U.S. Government Income Portfolio seeks to provide monthly dividends as well as to preserve principal.


Performance

For the year ended February 28, 1998, the U.S. Government Income Portfolio had a total return of 5.63%.


Strategy

Over the reporting period, the yield on the 30-year U.S. Treasury bond fell from 6.58% to 5.89%. The Fund's strategy in the latter part of 1997 was to maintain a slightly-longer duration relative to its benchmark. This proved beneficial when investors sought a safe haven in U.S. government securities in light of the Asian currency crisis.

Later in the reporting period the management team anticipated a flattening of the yield curve. As a result, it attempted to pursue a barbell strategy, mixing investments in short-term securities (1-4 years) with those in the 20 to 30 year range, while avoiding 10-year maturities.


Outlook

As the period ended, fixed income securities were trading in a narrow range. This environment resulted from the competing pressures of strong domestic growth on one side and the absence of inflation pressure on the other. The latter was supported by the widespread belief that the Asian financial crisis and the strong dollar will weaken U.S. exports. The management team does not expect the Federal Reserve Board to make any move on short-term interest rates any time soon and continues to believe that the 1998 bias is towards lower long-term interest rates.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the U.S. Government Income Portfolio at NAV (Net Asset Value) would have grown to $12,527 from inception on 3/1/95 through 2/28/98.*


Investment Results

Average Annual Total Return as of 2/28/98*

One year                         9.59%
Since Inception (3/1/95)         7.79%


[TABULAR REPRESENTATION OF MOUNTAIN CHART]



        U.S. Government          Lehman Intmd
        Income Portfolio          U.S. Govt
Feb-95  10000                       10000
        10050                       10055
Apr-95  10170                       10171
        10550                       10458
Jun-95  10620                       10525
        10570                       10530
Aug-95  10690                       10617
        10800                       10688
Oct-95  10950                       10805
        11100                       10937
Dec-95  11235                       11044
        11292                       11138
Feb-96  11027                       11020
        10924                       10970
Apr-96  10855                       10938
        10820                       10932
Jun-96  10970                       11043
        10993                       11077
Aug-96  10970                       11090
        11131                       11233
Oct-96  11350                       11417
        11522                       11555
Dec-96  11430                       11493
        11455                       11537
Feb-97  11430                       11556
        11304                       11490
Apr-97  11468                       11620
        11556                       11710
Jun-97  11683                       11811
        11998                       12028
Aug-97  11859                       11982
        12048                       12113
Oct-97  12238                       12255
        12288                       12282
Dec-97  12397                       12381
        12527                       12542
Feb-98  12527                       12529




Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95 and shows changes in Net Asset Value, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The unmanaged Lehman Intermediate Government Bond Index includes bonds with 1 to 10 year maturities and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

                                             Money Market Portfolio       page 7

                                                                   [SWOOSH LOGO]


The Money Market Portfolio seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity.


Performance

The Money Market Portfolio had a total return of 2.46% for the six months ended February 28, 1998.

As the reporting period began, a consensus was building that the Federal Reserve Board would raise short-term interest rates as a preemptive strike against potential inflationary pressures in a buoyant U.S. economy. As so often happens, however, the conventional thinking was overwhelmed by an outside event, in this case the onset of the currency and economic crisis in Asia.

While the Asian crisis had a negative short-term effect on world stock markets, its consequences for U.S. fixed income markets proved highly beneficial because it changed the inflation paradigm. Specifically, the markets assumed that the rapidly-deteriorating currencies of our Asian trading partners would make their goods cheaper here, therefore holding down prices. On the other side of the import-export coin, most market participants came to believe that slowing exports to Asia would cut into U.S. economic growth, allowing the Fed to remain on the sidelines. Finally, the market generally benefited from a strong inflow of dollars from investors seeking a safe haven in U.S. government securities.

While the Fed did, in fact, change from a tightening to a neutral stance in December, short-term interest rates remained relatively flat even as long-term rates fell sharply. Over the reporting period, the yield on the 1-year U.S. Treasury bill changed only slightly, from 5.56% to 5.40%.

In this environment, your portfolio management team once again provided you with competitive yields and stability.

* Total return figures do not include the effect of any insurance or withdrawal charges associated with a variable annuity. The investment advisor is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance. Past performance is not a guarantee of future results.

An investment in Vista Capital Advantage Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

page 8    Growth and Income Portfolio
          Portfolio of Investments February 28, 1998 (unaudited)

[SWOOSH LOGO]

   Shares                          Issuer                              Value
   ------                          ------                              ------
             LONG-TERM INVESTMENTS--90.7%
             COMMON STOCK--90.7%
             AEROSPACE--1.0%
    2,100    UNITED TECHNOLOGIES, CORP. ............................. $ 187,556
                                                                      ---------
             AGRICULTURAL PRODUCTION/SERVICES--1.0%
    2,700    CASE CORP. .............................................   175,669
                                                                      ---------
             AIRLINES--0.6%
      800    AMR CORP.* .............................................   101,250
                                                                      ---------
             AUTOMOTIVE--3.5%
    9,300    FORD MOTOR CO. .........................................   526,031
    2,100    LEAR CORP.* ............................................   111,038
                                                                      ---------
                                                                        637,069
                                                                      ---------
             BANKING--4.5%
    2,100    BANKAMERICA CORP. ......................................   162,750
    1,400    CULLEN/FROST BANKERS, INC. .............................    79,713
    8,000    NATIONSBANK CORP. ......................................   548,000
                                                                      ---------
                                                                        790,463
                                                                      ---------
             BUSINESS SERVICES--0.4%
    2,200    SUNGARD DATA SYSTEMS, INC.* ............................    75,212
                                                                      ---------
             CHEMICALS--2.4%
    4,800    DOW CHEMICAL CO. .......................................   439,200
                                                                      ---------
             COMPUTER SOFTWARE--2.6%
    8,450    COMPUTER ASSOCIATES INTERNATIONAL ......................   398,206
    1,200    NETWORK ASSOCIATES, INC.* ..............................    77,550
                                                                      ---------
                                                                        475,756
                                                                      ---------
             COMPUTERS/COMPUTER HARDWARE--7.0%
   14,700    EMC CORP.* .............................................   562,275
    4,300    INTERNATIONAL BUSINESS MACHINES CORP. ..................   449,081
    1,000    STORAGE TECHNOLOGY CORP.* ..............................    68,250
    3,700    SUN MICROSYSTEMS, INC.* ................................   176,212
                                                                      ---------
                                                                      1,255,818
                                                                      ---------
             CONSUMER PRODUCTS--4.6%
    8,800    PHILIP MORRIS COMPANIES, INC. ..........................   382,250
    3,100    RJR NABISCO HOLDINGS CORP. .............................   107,143
    1,800    UNILEVER NV, ADR .......................................   115,762
    4,500    UNIVERSAL CORPORATION ..................................   213,750
                                                                      ---------
                                                                        818,905
                                                                      ---------
             DIVERSIFIED--4.3%
    6,000    HONEYWELL, INC. ........................................   475,500
   10,200    CANADIAN PACIFIC, LTD. .................................   291,338
                                                                      ---------
                                                                        766,838
                                                                      ---------
             ELECTRONICS/ELECTRICAL EQUIPMENT--1.1%
    2,500    LINEAR TECHNOLOGY CORP. ................................   189,375
                                                                      ---------
             ENTERTAINMENT/LEISURE--1.0%
    3,100    CARNIVAL CORP., CLASS A ................................   182,513
                                                                      ---------
             FINANCIAL SERVICES--1.4%
    1,500    FINOVA GROUP, INC. .....................................    82,500
    2,400    MORGAN STANLEY, DEAN WITTER, DISCOVER AND CO. ..........   167,250
                                                                      ---------
                                                                        249,750
                                                                      ---------

   Shares                          Issuer                              Value
   ------                          ------                              ------
             FOOD/BEVERAGE PRODUCTS--3.3%
   10,000    PEPSICO., INC. ......................................... $ 365,625
    2,000    QUAKER OATS CO. ........................................   107,750
    1,200    RALSTON-RALSTON PURINA GROUP ...........................   121,725
                                                                      ---------
                                                                        595,100
                                                                      ---------
             HEALTH CARE/HEALTH CARE SERVICES--6.2%
    7,200    COLUMBIA/HCA HEALTHCARE CORP. ..........................   195,300
    4,500    CONCENTRA MANAGED CARE, INC.* ..........................   154,406
   14,200    HEALTHSOUTH CORP.* .....................................   383,400
   10,000    TENET HEALTHCARE CORP.* ................................   373,125
                                                                      ---------
                                                                      1,106,231
                                                                      ---------
             INSURANCE--8.0%
    5,100    ACE, LTD. # ............................................   504,262
    5,500    ALLSTATE CORP. .........................................   512,875
    3,100    EQUITABLE COMPANIES, INC. ..............................   162,169
    2,100    MGIC INVESTMENT CORP. ..................................   154,744
    5,900    RELIANCE GROUP HOLDINGS, INC. ..........................   100,300
                                                                      ---------
                                                                      1,434,350
                                                                      ---------
             MANUFACTURING--3.6  %
   10,700    INGERSOLL-RAND CO. .....................................   509,588
    1,800    PENTAIR, INC. ..........................................    74,138
    2,500    UNITED DOMINION INDUSTRIES, LTD. .......................    71,875
                                                                      ---------
                                                                        655,601
                                                                      ---------
             MEDIA/ADVERTISING--1.1  %
    4,400    OMNICOM GROUP, INC. ....................................   201,300
                                                                      ---------
             OFFICE/BUSINESS EQUIPMENT--1.1%
    2,200    XEROX CORP. ............................................   195,112
                                                                      ---------
             OIL & GAS--10.6%
    2,400    BJ SERVICES CO.* .......................................    82,500
    5,600    COASTAL CORP. ..........................................   356,300
    6,400    CONSOLIDATED NATURAL GAS CO. ...........................   368,000
    4,800    DRESSER INDUSTRIES, INC. ...............................   214,500
    7,000    HALLIBURTON COMPANY ....................................   325,500
    4,400    MOBIL CORP. ............................................   318,725
    1,400    MURPHY OIL CORP. .......................................    69,913
    3,200    TEXACO, INC. ...........................................   178,600
                                                                      ---------
                                                                      1,914,038
                                                                      ---------
             PAPER/FOREST PRODUCTS--1.4%
    2,200    BOISE CASCADE CORP. ....................................    73,288
    5,000    WILLAMETTE INDUSTRIES, INC. ............................   184,687
                                                                      ---------
                                                                        257,975
                                                                      ---------
             PHARMACEUTICALS--3.1  %
    2,000    BRISTOL-MYERS SQUIBB CO. ...............................   200,375
    5,700    SMITHKLINE BEECHAM PLC, ADR ............................   352,687
                                                                      ---------
                                                                        553,062
                                                                      ---------
             PRINTING & PUBLISHING--1.0%
    2,800    NEW YORK TIMES COMPANY, CLASS A ........................   183,225
                                                                      ---------
             REAL ESTATE INVESTMENT TRUST--0.6%
    4,571    SECURITY CAPITAL PACIFIC TRUST .........................   104,847
                                                                      ---------

                       See notes to financial statements.

                             Growth and Income Portfolio (continued)      page 9
              Portfolio of Investments February 28, 1998 (unaudited)

                                                                   [SWOOSH LOGO]


     Shares                      Issuer                      Value
     ------                      ------                      -----
                RETAILING--8.3%
      10,100    COSTCO COMPANIES, INC.* ................ $   493,638
      10,200    FEDERATED DEPARTMENT STORES* ...........     478,125
       9,600    KROGER CO.* ............................     405,600
       3,200    NEIMAN-MARCUS GROUP, INC.* .............     119,000
                                                         -----------
                                                           1,496,363
                                                         -----------
                TELECOMMUNICATIONS--3.4%
       1,400    BELL ATLANTIC CORP. ....................     125,650
       5,800    BELLSOUTH CORP. ........................     353,800
       2,100    SPRINT CORP. ...........................     138,600
                                                         -----------
                                                             618,050
                                                         -----------
                UTILITIES--3.6%
       1,900    CMS ENERGY CORP. .......................      84,075
       6,200    FPL GROUP INC. .........................     359,988
       2,200    SIERRA PACIFIC RESOURCES ...............      78,925
       3,200    TEXAS UTILITIES CO. ....................     129,400
                                                         -----------
                                                             652,388
                                                         -----------
                TOTAL COMMON STOCK
                (COST $13,522,548) .....................  16,313,016
                                                         -----------


     Shares                      Issuer                      Value
     ------                      ------                      -----

                WARRANTS--0.0%
                REAL ESTATE INVESTMENT TRUST--0.0%
         240    SECURITY CAPITAL GROUP, SER. B, 09/18/98
                (COST $0) .............................. $       885
                                                         -----------
                TOTAL LONG-TERM INVESTMENTS
                (COST $13,522,548) .....................  16,313,901
                                                         -----------
   Principal
    Amount
     (USD)
   ---------
                SHORT-TERM INVESTMENTS--
                CERTIFICATE OF DEPOSIT--9.5%
  $1,703,000    CANADIAN IMPERIAL BANK, 5.56%, 03/02/98
                (COST $1,703,000) ......................   1,703,000
                                                         -----------
                TOTAL INVESTMENTS--100.2%
                (COST $15,225,548) ..................... $18,016,901
                                                         ===========



                       See notes to financial statements.

page 10    Capital Growth Portfolio
           Portfolio of Investments February 28, 1998 (unaudited)

[SWOOSH LOGO]

   Shares                          Issuer                            Value
   ------                          ------                            -----
            LONG-TERM INVESTMENTS--83.6%
            COMMON STOCK--83.6%
            AGRICULTURAL PRODUCTION/SERVICES--1.8%
    5,000   UNIVERSAL CORPORATION ..............................  $  237,500
                                                                  ----------
            AIRLINES--1.9%
    5,000   CONTINENTAL AIRLINES, INC., CLASS B* ...............     251,250
                                                                  ----------
            AUTOMOTIVE--2.8%
    7,000   LEAR CORP.* ........................................     370,125
                                                                  ----------
            BANKING--3.5%
    3,500   CULLEN/FROST BANKERS, INC. .........................     199,281
    1,304   ING GROEP NV, ADR ..................................      69,357
    4,590   ZIONS BANCORPORATION ...............................     197,370
                                                                  ----------
                                                                     466,008
                                                                  ----------
            BUSINESS SERVICES--2.9%
    3,500   CDI CORP.* .........................................     161,875
    6,500   SUNGARD DATA SYSTEMS, INC.* ........................     222,218
                                                                  ----------
                                                                     384,093
                                                                  ----------
            COMPUTER SOFTWARE--5.4%
    6,000   AUTODESK, INC. .....................................     284,250
    4,500   NETWORK ASSOCIATES, INC.* ..........................     290,813
    3,750   WIND RIVER SYSTEMS* ................................     146,718
                                                                  ----------
                                                                     721,781
                                                                  ----------
            COMPUTERS/COMPUTER HARDWARE--6.9%
    7,000   BAY NETWORKS, INC.* ................................     237,125
    6,000   EMC CORP.* .........................................     229,500
    7,000   QUANTUM CORP.* .....................................     175,875
    4,000   STORAGE TECHNOLOGY CORP.* ..........................     273,000
                                                                  ----------
                                                                     915,500
                                                                  ----------
            CONSUMER PRODUCTS--1.2%
    6,000   FURNITURE BRANDS INTERNATIONAL, INC.* ..............     164,250
                                                                  ----------
            ELECTRONICS/ELECTRICAL EQUIPMENT--5.1%
    5,000   BMC INDUSTRIES, INC. ...............................      97,188
    3,000   LINEAR TECHNOLOGY CORP. ............................     227,250
    5,000   WATERS CORP.* ......................................     247,187
    2,500   XILINX, INC.* ......................................     109,687
                                                                  ----------
                                                                     681,312
                                                                  ----------
            FINANCIAL SERVICES--3.6%
    3,000   LEHMAN BROTHERS HOLDING, INC. ......................     189,188
    4,000   THE PMI GROUP, INC. ................................     291,000
                                                                  ----------
                                                                     480,188
                                                                  ----------
            FOOD/BEVERAGE PRODUCTS--1.5%
    6,000   COCA-COLA ENTERPRISES, INC. ........................     198,375
                                                                  ----------


   Shares                          Issuer                            Value
   ------                          ------                            -----
            HEALTH CARE/HEALTH CARE SERVICES--10.8%
   10,000   ASSISTED LIVING CONCEPTS* ..........................  $  186,250
    6,000   CONCENTRA MANAGED CARE, INC.* ......................     205,875
    7,500   INTEGRATED HEALTH SERVICES, INC. ...................     254,531
    6,750   TENET HEALTHCARE CORP.* ............................     251,859
    5,100   UNIVERSAL HEALTH SERVICES, INC., CLASS B* ..........     266,475
   10,000   VENCOR, INC.* ......................................     286,875
                                                                  ----------
                                                                   1,451,865
                                                                  ----------
            HOME BUILDING CONSTRUCTION--1.2%
    5,690   LENNAR CORP. .......................................     158,964
                                                                  ----------
            INSURANCE--4.5%
    8,000   RELIASTAR FINANCIAL CORP. ..........................     380,500
    3,000   TRANSATLANTIC HOLDINGS, INC. .......................     226,875
                                                                  ----------
                                                                     607,375
                                                                  ----------
            MANUFACTURING--5.3%
    3,500   KENNAMETAL INC. ....................................     184,188
    3,000   HARNISCHFEGER INDUSTRIES, INC. .....................     106,125
    4,000   PENTAIR, INC. ......................................     164,750
    9,000   UNITED DOMINION INDUSTRIES, LTD. ...................     258,750
                                                                  ----------
                                                                     713,813
                                                                  ----------
            MEDIA/ADVERTISING--1.4%
    4,000   OMNICOM GROUP, INC. ................................     183,000
                                                                  ----------
            OIL & GAS--3.7%
    7,000   BJ SERVICES CO.* ...................................     240,625
    5,000   MURPHY OIL CORP. ...................................     249,688
                                                                  ----------
                                                                     490,313
                                                                  ----------
            PAPER/FOREST PRODUCTS--1.7%
    7,000   BOISE CASCADE CORP. ................................     233,188
                                                                  ----------
            PIPELINES--2.1%
    3,600   COLUMBIA GAS SYSTEM, INC. ..........................     274,725
                                                                  ----------
            REAL ESTATE INVESTMENT TRUST--2.8%
    6,600   OASIS RESIDENTIAL, INC. ............................     141,488
   10,000   SECURITY CAPITAL PACIFIC TRUST .....................     229,375
                                                                  ----------
                                                                     370,863
                                                                  ----------
            RETAILING--6.4%
   10,000   CORPORATE EXPRESS INC.* ............................     101,250
    2,000   CVS CORP. ..........................................     148,125
    7,000   NIEMAN-MARCUS GROUP, INC. ..........................     260,313
    4,000   PROFFITT'S, INC.* ..................................     135,500
    5,000   STAGE STORES, INC.* ................................     210,000
                                                                  ----------
                                                                     855,188
                                                                  ----------
            TELECOMMUNICATIONS--1.0%
    5,000   ASPECT TELECOMMUNICATIONS CORP.* ...................     131,875
                                                                  ----------
            TEXTILES--1.5%
    4,000   LIZ CLAIBORNE, INC. ................................     200,000
                                                                  ----------

                       See notes to financial statements.

                               Capital Growth Portfolio (continued)      page 11
             Portfolio of Investments February 28, 1998 (unaudited)

                                                                   [SWOOSH LOGO]

   Shares                  Issuer                   Value
   ------                  ------                   -----
            UTILITIES--4.6%
   3,500    CMS ENERGY CORP. .................. $  154,875
   6,000    SIERRA PACIFIC RESOURCES ..........    215,250
   7,500    TNP ENTERPRISES, INC. .............    240,937
                                                ----------
                                                   611,062
                                                ----------
            TOTAL COMMON STOCK
            (COST $8,400,332) ................. 11,152,613
                                                ----------

   Principal
     Amount
     (USD)                       Issuer                     Value
   ---------                     ------                     -----
                SHORT-TERM INVESTMENTS--14.7%
                (CERTIFICATE OF DEPOSIT--14.7%
$  1,964,000    CANADIAN IMPERIAL BANK, 5.56%, 03/03/98
                (COST $1,964,000) ..................... $ 1,964,000
                                                        -----------
                TOTAL INVESTMENTS--98.3%
                (COST $10,364,332) .................... $13,116,613
                                                        ===========


                       See notes to financial statements.

page 12     International Equity Portfolio
            Portfolio of Investments February 28, 1998 (unaudited)

[SWOOSH LOGO]


    Shares                            Issuer                           Value
    ------                            ------                           -----
               LONG-TERM INVESTMENTS--83.7%
               COMMON STOCK--83.2%
               AUSTRALIA--0.5%
               MULTI-MEDIA--0.1%
      1,000    PUBLISHING & BROADCASTING LTD. .....................  $  5,054
                                                                     --------
               DIVERSIFIED--0.2%
      6,000    FUTURIS CORP., LTD. ................................     7,124
      2,000    SOUTHCORP LTD. .....................................     7,382
                                                                     --------
                                                                       14,506
                                                                     --------
               FINANCIAL SERVICES--0.0%
      1,000    FXF TRUST ..........................................       180
                                                                     --------
               FOOD/BEVERAGE PRODUCTS--0.1%
      3,000    FOSTER'S BREWING GROUP LTD. ........................     6,615
                                                                     --------
               OIL & GAS--0.1%
      9,000    ENERGY EQUITY CORP. LTD.* ..........................     3,847
                                                                     --------
                                                                       30,202
                                                                     --------
               AUSTRIA--0.8%
               OIL & GAS--0.8%
        235    OMV AG .............................................    28,604
        175    SCHOELLER-BLECKMANN OILFIELD EQUIPMENT AG ..........    19,759
                                                                     --------
                                                                       48,363
                                                                     --------
               BRAZIL--5.9%
               UTILITIES--1.9%
      5,230    CENTRAIS ELECTRICAS BRASILEIRAS
               SA-ELECTROBRAS, ADR ................................   122,634
                                                                     --------
               TELECOMMUNICATIONS--4.0%
      2,070    TELECOMUNICACOES BRASILEIROS SA, ADR ...............   253,834
                                                                     --------
               FINLAND--1.5%
               ELECTRONICS/ELECTRICAL EQUIPMENT--1.2%
        775    NOKIA AB, SER. A ...................................    77,589
                                                                     --------
               FOOD/BEVERAGE PRODUCTS--0.3%
        115    RAISIO GROUP PLC ...................................    19,008
                                                                     --------
                                                                      473,065
                                                                     --------
               FRANCE--7.5%
               APPLIANCES & HOUSEHOLD DURABLES--0.4%
        900    MOULINEX ...........................................    22,559
                                                                     --------
               AUTOMOTIVE--1.1%
        295    EQUIPMENT ET COMPOSANTS POUR L'INDUSTRIE
               AUTOMOBILE .........................................    69,095
                                                                     --------
               BANKING--2.4%
      1,750    BANQUE NATIONALE DE PARIS ..........................   105,851
        650    CREDIT COMMERCIAL DE FRANCE ........................    48,087
                                                                     --------
                                                                      153,938
                                                                     --------
               COMPUTER SOFTWARE--1.2%
        650    CAP GEMINI SOGETI SA ...............................    74,786
                                                                     --------
               ENTERTAINMENT/LEISURE--0.4%
      1,000    PARC ASTERIX SA ....................................    25,575
                                                                     --------
               OIL & GAS--0.9%
        500    SOCIETE NATIONAL ELF-AQUITANE ......................    56,952
                                                                     --------


    Shares                            Issuer                           Value
    ------                            ------                           -----

               FRANCE (cont'd)
               TELECOMMUNICATIONS--1.1%
        521    ALCATEL ALSTHOM (CIE GENERAL EL) ...................  $ 67,822
                                                                     --------
                                                                      470,727
                                                                     --------
               GERMANY--9.7%
               AIRLINES--0.8%
      2,800    DEUTSCHE LUFTHANSA AG ..............................    53,949
                                                                     --------
               BANKING--2.6%
        900    BAYERISCHE VEREINSBANK AG ..........................    56,165
      2,415    DRESDNER BANK AG ...................................   109,570
                                                                     --------
                                                                      165,735
                                                                     --------
               CAPITAL GOODS--0.9%
        100    MANNESMANN AG ......................................    60,090
                                                                     --------
               CONSUMER PRODUCTS--0.9%
        348    ADIDAS AG, ADR # ...................................    54,484
                                                                     --------
               DIVERSIFIED--1.3%
      1,490    RWE AG .............................................    82,429
                                                                     --------
               INSURANCE--3.2%
        655    ALLIANZ AG HOLDING .................................   206,363
                                                                     --------
                                                                      623,050
                                                                     --------
               GREECE--0.4%
               CONSTRUCTION--0.4%
        590    TITAN CEMENT CO., SA ...............................    27,914
                                                                     --------
               HONG KONG--1.5%
               CONSTRUCTION--0.0%
      1,000    CHEUNG KONG INFRASTRUCTURE .........................     3,080
                                                                     --------
               DIVERSIFIED--0.5%
      3,000    CITIC PACIFIC LTD. .................................    11,624
      3,000    HUTCHISON WHAMPOA ..................................    21,214
                                                                     --------
                                                                       32,838
                                                                     --------
               FINANCIAL SERVICES--0.3%
        600    HSBC HOLDINGS PLC ..................................    17,359
                                                                     --------
               REAL ESTATE--0.7%
      2,000    CHEUNG KONG (HOLDINGS) LTD. ........................    14,014
      2,000    CHINA RESOURCES ENTERPRISES LTD. ...................     4,366
      1,000    HENDERSON LAND DEVELOPMENT COMPANY, LTD. ...........     5,218
     14,080    HKR INTERNATIONAL, LTD. ............................    10,548
      1,000    NEW WORLD DEVELOPMENT COMPANY, LTD.* ...............     3,687
      1,000    SUN HUNG KAI PROPERTIES LTD. .......................     7,491
                                                                     --------
                                                                       45,324
                                                                     --------
               TELECOMMUNICATIONS--0.0%
        800    HONG KONG TELECOMMUNICATIONS LTD. ..................     1,684
                                                                     --------
                                                                      100,285
                                                                     --------
               IRELAND--1.7%
               CONSTRUCTION MATERIALS--0.7%
      3,517    CRH PLC ............................................    43,830
                                                                     --------
               COMPUTER SOFTWARE--0.3%
        602    IONA TECHNOLOGIES PLC, ADR .........................    17,759
                                                                     --------

                       See notes to financial statements.

                          International Equity Portfolio (continued)     page 13
              Portfolio of Investments February 28, 1998 (unaudited)

                                                                   [SWOOSH LOGO]


    Shares                            Issuer                            Value
    ------                            ------                            -----
               IRELAND (cont'd)
               REAL ESTATE--0.7%
      7,534    GREEN PROPERTY PLC .................................  $   45,316
                                                                     ----------
                                                                        106,905
                                                                     ----------
               ITALY--5.3%
               CONSUMER PRODUCTS--0.8%
      4,500    CSP INTERNATIONAL INDUSTRIA CALZE SPA* .............      52,300
                                                                     ----------
               INSURANCE--1.7%
      2,800    ASSICURAZIONI GENERALI .............................      80,024
     10,000    INSTITUTO NAZIONALE DELLE ASSICURAZIONI,
               ORDINARY SHARES ....................................      27,190
                                                                     ----------
                                                                        107,214
                                                                     ----------
               OIL & GAS--0.8%
      9,000    SAIPEM SPA .........................................      53,634
                                                                     ----------
               TELECOMMUNICATIONS--2.0%
     18,650    TELECOM ITALIA SPA .................................     127,054
                                                                     ----------
                                                                        340,202
                                                                     ----------
               JAPAN--8.2%
               AUTOMOTIVE--0.4%
      1,000    TOYOTA MOTOR CORP. .................................      27,678
                                                                     ----------
               BANKING--1.1%
      2,000    BANK OF TOKYO-MITSUBISHI ...........................      28,391
      5,000    INDUSTRIAL BANK OF JAPAN, LTD. .....................      41,239
                                                                     ----------
                                                                         69,630
                                                                     ----------
               COMPUTERS/COMPUTER HARDWARE--0.4%
      2,000    FUJITSU LTD. .......................................      22,523
                                                                     ----------
               CONSUMER PRODUCTS--1.3%
      4,000    CITIZEN WATCH CO. ..................................      29,026
      2,000    KAO CORP. ..........................................      27,122
        300    SONY CORP. .........................................      27,122
                                                                     ----------
                                                                         83,270
                                                                     ----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--0.9%
        300    KEYENCE CORP. ......................................      44,014
      1,000    SUMITOMO ELECTRIC INDUSTRIES .......................      14,592
                                                                     ----------
                                                                         58,606
                                                                     ----------
               ENTERTAINMENT/LEISURE--0.9%
        600    NINTENDO COMPANY LTD. ..............................      55,196
                                                                     ----------
               INSURANCE--0.4%
      2,000    TOKIO MARINE & FIRE INSURANCE CO. ..................      22,681
                                                                     ----------
               MACHINERY & ENGINEERING EQUIPMENT--0.4%
      5,000    TOKYO KIKAI SEISAKUSHO .............................      24,466
                                                                     ----------
               MANUFACTURING--1.0%
      1,000    FUJI MACHINE MANUFACTURING CO. .....................      26,805
      2,000    KOMORI CORP. .......................................      35,370
                                                                     ----------
                                                                         62,175
                                                                     ----------
               PHARMACEUTICALS--0.4%
      1,000    SANKYO CO. LTD. ....................................      26,884
                                                                     ----------
               REAL ESTATE--0.6%
      3,000    HANKYU REALTY ......................................      17,606
      2,000    MITSUBISHI ESTATE CO., LTD. ........................      22,364
                                                                     ----------
                                                                         39,970
                                                                     ----------


    Shares                            Issuer                            Value
    ------                            ------                            -----
               RETAIL--0.4%
        700    MATSUMOTOKIYOSHI ...................................  $   26,313
                                                                     ----------
                                                                        519,392
                                                                     ----------
               MALAYSIA--0.1%
               AGRICULTURAL PRODUCTION/SERVICES--0.0%
      1,000    MALAKOFF BHD .......................................       2,666
                                                                     ----------
               CONSTRUCTION--0.1%
      5,000    SUNWAY BUILDING TECHNOLOGY BHD .....................       4,032
                                                                     ----------
               CONSTRUCTION MATERIALS--0.0%
      1,400    SUNGEI WAY HOLDINGS BHD ............................         587
                                                                     ----------
               FINANCIAL SERVICES--0.0%
      2,000    SIME DARBY BHD .....................................       2,597
                                                                     ----------
                                                                          9,882
                                                                     ----------
               MEXICO--1.5%
               DIVERSIFIED--0.7%
      8,274    ALFA, SA DE C.V., CLASS A ..........................      47,083
                                                                     ----------
               FINANCIAL SERVICES--0.4%
     10,000    GRUPO FINANCIERO BANAMEX ACCIVAL, SA DE CV
               (BANACCI), SER. B ..................................      25,226
                                                                     ----------
               HOME BUILDING CONSTRUCTION--0.4%
      1,000    CORPORACION GEO, SA DE CV, SER. B, ADR* ............      22,762
                                                                     ----------
                                                                         95,071
                                                                     ----------
               NETHERLANDS--3.4%
               BUSINESS SERVICES--2.2%
      4,083    BRUNEL INTERNATIONAL NV* ...........................      99,851
      1,250    KONINKLIJKE AHHREND GROEP NV .......................      41,024
                                                                     ----------
                                                                        140,875
                                                                     ----------
               RETAILING--1.2%
      1,226    VENDEX INTERNATIONAL NV ............................      77,294
                                                                     ----------
                                                                        218,169
                                                                     ----------
               PHILIPPINES--0.0%
               UTILITIES--0.0%
        700    MANILA ELECTRIC CO., CLASS B .......................       2,094
                                                                     ----------
               POLAND--1.6%
               BANKING--1.3%
      4,000    BANK INICJATYW GOSPODARCZYCH BIG SA, GDR* ..........      82,500
                                                                     ----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--0.3%
     26,000    ELEKTRIM SPOLKA AKCYJNA SA .........................      16,459
                                                                     ----------
                                                                         98,959
                                                                     ----------
               PORTUGAL--3.1%
               BANKING--1.0%
      2,000    BANCO COMERCIAL PORTUGUES, SA ......................      66,329
                                                                     ----------
               RETAILING--0.7%
      1,275    JERONIMO MARTINS & FILHO, SGPS SA ..................      44,035
                                                                     ----------
               TELECOMMUNICATIONS--1.4%
      1,683    PORTUGAL TELECOM SA* ...............................      88,317
                                                                     ----------
                                                                        198,681
                                                                     ----------


                       See notes to financial statements.

page 14    International Equity Portfolio (continued)
           Portfolio of Investments February 28, 1998 (unaudited)

[SWOOSH LOGO]

      Shares                               Issuer                             Value
      ------                               ------                             -----
                  SINGAPORE--0.0%
                  REAL ESTATE--0.0%
       2,000      WING TAI HOLDINGS LTD. ................................  $    1,777
                                                                           ----------
                  SPAIN--3.4%
                  BANKING--2.5%
       3,260      BANCO BILBAO VCIZCAYA, SA .............................     149,054
          69      BANCO PASTOR ..........................................       8,976
                                                                           ----------
                                                                              158,030
                                                                           ----------
                  BUSINESS SERVICES--0.1%
         854      PROSEGUR, CIA DE SEGURIDAD SA .........................       9,526
                                                                           ----------
                  CONSTRUCTION--0.8%
       1,604      ACS, ACTIVIDADES DE CONSTRUCCION Y SERVICIOS, SA ......      49,866
                                                                           ----------
                                                                              217,422
                                                                           ----------
                  SWITZERLAND--6.8%
                  BANKING--3.1%
         125      UBS-UNION BANK OF SWITZERLAND .........................     194,752
                                                                           ----------
                  HEALTH CARE/HEALTH CARE SERVICES--1.1%
          40      NOVARTIS AG (REGISTERED) ..............................      72,980
                                                                           ----------
                  INSURANCE--1.1%
         130      ZURICH VERSICHERUNGS-GESELLSCHAFT .....................      70,881
                                                                           ----------
                  PHARMACEUTICALS--1.5%
          80      ROCHE HOLDING AG ......................................      93,672
                                                                           ----------
                                                                              432,285
                                                                           ----------
                  THAILAND--0.1%
                  UTILITIES--0.1%
       1,900      ELECTRICITY GENERATING PUBLIC COMPANY LTD. ............       4,964
                                                                           ----------
                  UNITED KINGDOM--19.5%
                  AEROSPACE--1.8%
       3,612      BRITISH AEROSPACE PLC .................................     113,568
                                                                           ----------
                  AUTOMOTIVE--0.8%
       2,000      GKN PLC, ORDINARY SHARES ..............................      48,579
                                                                           ----------
                  BANKING--4.0%
       4,000      HSBC HOLDINGS PLC .....................................     123,592
       7,000      NATIONAL WESTMINSTER BANK .............................     130,007
                                                                           ----------
                                                                              253,599
                                                                           ----------
                  BUSINESS SERVICES--0.5%
       2,509      DELPHI GROUP PLC ......................................      33,159
                                                                           ----------
                  CONSTRUCTION--0.9%
       4,644      BERKELEY GROUP PLC ....................................      54,144
                                                                           ----------
                  DIVERSIFIED--0.6%
      10,057      COOKSON GROUP PLC .....................................      36,958
                                                                           ----------
                  FINANCIAL SERVICES--2.6%
      14,600      LEGAL & GENERAL GROUP PLC .............................     163,844
                                                                           ----------
                  FOOD/BEVERAGE PRODUCTS--0.8%
       6,500      DEVRO PLC .............................................      49,433
                                                                           ----------
                  HOTELS/OTHER LODGING--0.5%
      11,859      JARVIS HOTELS PLC* ....................................      31,659
                                                                           ----------
                  OIL & GAS--1.9%
      12,435      SHELL TRANSPORT & TRADING PLC .........................      89,196
       5,865      BRITISH-BORNEO PETROLEUM SYNDICATE PLC ................      33,827
                                                                           ----------
                                                                              123,023
                                                                           ----------

      Shares                               Issuer                             Value
      ------                               ------                             -----
                  UNITED KINGDOM (cont'd)
                  PRINTING & PUBLISHING--1.4%
       9,000      JARVIS PORTER GROUP, PLC ..............................      87,281
                                                                           ----------
                  REAL ESTATE--1.5%
       6,600      MEPC PLC ..............................................      65,257
      17,904      TBI PLC ...............................................      28,324
                                                                           ----------
                                                                               93,581
                                                                           ----------
                  RETAILING--0.7%
       5,000      DIXONS GROUP PLC, ADR, ORDINARY SHARES ................      44,741
                                                                           ----------
                  TELECOMMUNICATIONS--1.5%
      10,750      VODAFONE GROUP PLC ....................................      95,661
                                                                           ----------
                                                                            1,229,230
                                                                           ----------
                  VENEZUELA--0.7%
                  TELECOMMUNICATIONS--0.7%
       1,000      COMPANIA ANONIMA NACIONAL TELEFONOS DE
                  VENEZUELA (CANTV), ADR ................................      35,438
                                                                           ----------
                  TOTAL COMMON STOCK
                  (COST $4,812,943) .....................................   5,284,077
                                                                           ----------
                  PREFERRED STOCK--0.4%
                  GERMANY--0.4%
                  HEALTH CARE/HEALTH CARE SERVICES--0.4%
         400      FRESENIUS MEDICAL CARE AG .............................      22,713
                                                                           ----------
                  MALAYSIA--0.0%
                  CONSTRUCTION--0.0%
       4,000      SUNWAY BUILDING TECHNOLOGY, BHD., 3.0% RULES,
                  REDEEMABLE, UNSECURED .................................         855
                                                                           ----------
                  TOTAL PREFERRED STOCK
                  (COST $23,851) ........................................      23,568
                                                                           ----------
                  WARRANTS--0.0%
                  HONG KONG--0.0%
                  DIVERSIFIED--0.0%
       1,600      GUANGDONG INVESTMENT LTD., EXPIRES 07/30/99 ...........         122
                                                                           ----------
                  MALAYSIA--0.0%
                  CONSTRUCTION--0.0%
       1,600      SUNWAY BUILDING TECHNOLOGY, BHD., EXPIRE
                  07/30/01 ..............................................         307
                                                                           ----------
                  TOTAL WARRANTS
                  (COST $0) .............................................         429
                                                                           ----------
   Principal
   Amount (USD)   CORPORATE NOTES & BONDS--0.1%
   ------------
                  GERMANY--0.0%
  $       1,000   DAIMLER BENZ AG, 5.75% DUE JUNE 14, 2002 ..............         849
                                                                           ----------
    Principal
     Amount
  (Italian Lire)  ITALY--0.1%
  -------------
                  BANKING--0.1%
L. 12,100,000     BANCO INTESA SPA 6.30% DUE JANUARY 1, 2003 ............       6,769
                                                                           ----------
                  TOTAL CORPORATE NOTES & BONDS
                  (COST $7,529) .........................................       7,618
                                                                           ----------
                  TOTAL INVESTMENTS
                  (COST $4,844,323) .....................................  $5,315,692
                                                                           ==========

                       See notes to financial statements.

                                        Asset Allocation Portfolio       page 15
             Portfolio of Investments February 28, 1998 (unaudited)

[SWOOSH LOGO]

    Shares                          Issuer                         Value
    ------                          ------                         -----
               LONG-TERM INVESTMENTS--77.1%
               COMMON STOCK--52.5%
               AEROSPACE--0.6%
        500    UNITED TECHNOLOGIES, CORP. .....................  $ 44,656
                                                                 --------
               AGRICULTURAL PRODUCTION/SERVICES--0.6%
        700    CASE CORP. .....................................    45,544
                                                                 --------
               AIRLINES--0.3%
        200    AMR CORP.* .....................................    25,312
                                                                 --------
               AUTOMOTIVE--2.0%
      2,300    FORD MOTOR CO. .................................   130,094
        500    LEAR CORP.* ....................................    26,438
                                                                 --------
                                                                  156,532
                                                                 --------
               BANKING--2.5%
        500    BANKAMERICA CORP. ..............................    38,750
        400    CULLEN/FROST BANKERS, INC. .....................    22,775
      2,000    NATIONSBANK CORP. ..............................   137,000
                                                                 --------
                                                                  198,525
                                                                 --------
               BUSINESS SERVICES--0.3%
        600    SUNGARD DATA SYSTEMS, INC.* ....................    20,512
                                                                 --------
               CHEMICALS--1.4%
      1,200    DOW CHEMICAL CO. ...............................   109,800
                                                                 --------
               COMPUTER SOFTWARE--1.5%
      2,100    COMPUTER ASSOCIATES INTERNATIONAL ..............    98,963
        300    NETWORK ASSOCIATES, INC.* ......................    19,388
                                                                 --------
                                                                  118,351
                                                                 --------
               COMPUTERS/COMPUTER HARDWARE--3.9%
      3,700    EMC CORP.* .....................................   141,525
      1,000    INTERNATIONAL BUSINESS MACHINES CORP. ..........   104,438
        200    STORAGE TECHNOLOGY CORP.* ......................    13,650
        900    SUN MICROSYSTEMS, INC.* ........................    42,862
                                                                 --------
                                                                  302,475
                                                                 --------
               CONSUMER PRODUCTS--2.7%
      2,200    PHILIP MORRIS COMPANIES, INC. ..................    95,563
        800    RJR NABISCO HOLDINGS CORP. .....................    27,650
        500    UNILEVER NV, ADR ...............................    32,156
      1,100    UNIVERSAL CORPORATION ..........................    52,250
                                                                 --------
                                                                  207,619
                                                                 --------
               DIVERSIFIED--2.5%
      2,700    CANADIAN PACIFIC, LTD. .........................    77,119
      1,500    HONEYWELL, INC. ................................   118,875
                                                                 --------
                                                                  195,994
                                                                 --------
               ELECTRONICS/ELECTRICAL EQUIPMENT--0.6%
        600    LINEAR TECHNOLOGY CORP. ........................    45,450
                                                                 --------
               ENTERTAINMENT/LEISURE--0.6%
        800    CARNIVAL CORP., CLASS A ........................    47,100
                                                                 --------
               FINANCIAL SERVICES--0.8%
        400    FINOVA GROUP, INC. .............................    22,000
        600    MORGAN STANLEY, DEAN WITTER, DISCOVER AND CO.       41,813
                                                                 --------
                                                                   63,813
                                                                 --------


    Shares                          Issuer                         Value
    ------                          ------                         -----
               FOOD/BEVERAGE PRODUCTS--1.9%
      2,500    PEPSICO., INC. .................................  $ 91,406
        500    QUAKER OATS CO. ................................    26,938
        300    RALSTON-RALSTON PURINA GROUP ...................    30,431
                                                                 --------
                                                                  148,775
                                                                 --------
               HEALTH CARE/HEALTH CARE SERVICES--3.6%
      1,800    COLUMBIA/HCA HEALTHCARE CORP. ..................    48,825
      1,100    CONCENTRA MANAGED CARE, INC.* ..................    37,744
      3,600    HEALTHSOUTH CORP.* .............................    97,200
      2,500    TENET HEALTHCARE CORP.* ........................    93,281
                                                                 --------
                                                                  277,050
                                                                 --------
               INSURANCE--4.7%
      1,300    ACE, LTD. # ....................................   128,537
      1,400    ALLSTATE CORP. .................................   130,550
        800    EQUITABLE COMPANIES, INC. ......................    41,850
        500    MGIC INVESTMENT CORP. ..........................    36,844
      1,500    RELIANCE GROUP HOLDINGS, INC. ..................    25,500
                                                                 --------
                                                                  363,281
                                                                 --------
               MANUFACTURING--2.1  %
      2,650    INGERSOLL-RAND CO. .............................   126,206
        400    PENTAIR, INC. ..................................    16,475
        600    UNITED DOMINION INDUSTRIES, LTD. ...............    17,250
                                                                 --------
                                                                  159,931
                                                                 --------
               MEDIA/ADVERTISING--0.6  %
      1,100    OMNICOM GROUP, INC. ............................    50,325
                                                                 --------
               OFFICE/BUSINESS EQUIPMENT--0.7%
        600    XEROX CORP. ....................................    53,212
                                                                 --------
               OIL & GAS--6.2%
        600    BJ SERVICES CO.* ...............................    20,625
      1,400    COASTAL CORP. ..................................    89,075
      1,600    CONSOLIDATED NATURAL GAS CO. ...................    92,000
      1,200    DRESSER INDUSTRIES, INC. .......................    53,625
      1,800    HALLIBURTON COMPANY ............................    83,700
      1,100    MOBIL CORP. ....................................    79,681
        400    MURPHY OIL CORP. ...............................    19,975
        800    TEXACO, INC. ...................................    44,650
                                                                 --------
                                                                  483,331
                                                                 --------
               PAPER/FOREST PRODUCTS--0.8%
        600    BOISE CASCADE CORP. ............................    19,987
      1,200    WILLAMETTE INDUSTRIES, INC. ....................    44,325
                                                                 --------
                                                                   64,312
                                                                 --------
               PHARMACEUTICALS--1.8  %
        500    BRISTOL-MYERS SQUIBB CO. .......................    50,093
      1,400    SMITHKLINE BEECHAM PLC, ADR ....................    86,625
                                                                 --------
                                                                  136,718
                                                                 --------
               PRINTING & PUBLISHING--0.6%
        700    NEW YORK TIMES COMPANY, CLASS A ................    45,806
                                                                 --------
               REAL ESTATE INVESTMENT TRUST--0.3%
      1,128    SECURITY CAPITAL PACIFIC TRUST .................    25,874
                                                                 --------

                       See notes to financial statements.

page 16    Asset Allocation Portfolio (continued)
           Portfolio of Investments February 28, 1998 (unaudited)

[SWOOSH LOGO]

     Shares                             Issuer                            Value
     ------                             ------                            -----
                RETAILING--4.6%
    2,500       COSTCO COMPANIES, INC.* ............................. $ 122,188
    2,500       FEDERATED DEPARTMENT STORES* ........................   117,188
    2,400       KROGER CO.* .........................................   101,400
      800       NEIMAN-MARCUS GROUP, INC.* ..........................    29,750
                                                                      ---------
                                                                        370,526
                                                                      ---------
                TELECOMMUNICATIONS--2.1%
      400       BELL ATLANTIC CORP. .................................    35,900
    1,500       BELLSOUTH CORP. .....................................    91,500
      500       SPRINT CORP. ........................................    33,000
                                                                      ---------
                                                                        160,400
                                                                      ---------
                UTILITIES--2.2%
      500       CMS ENERGY CORP. ....................................    22,125
    1,600       FPL GROUP INC. ......................................    92,900
      600       SIERRA PACIFIC RESOURCES ............................    21,525
      800       TEXAS UTILITIES CO. .................................    32,350
                                                                      ---------
                                                                        168,900
                                                                      ---------
                TOTAL COMMON STOCK
                (COST $3,371,990) ................................... 4,090,124
                                                                      ---------
                WARRANTS--
                REAL ESTATE INVESTMENT TRUST--0.0%
       54       SECURITY CAPITAL GROUP, SER. B, 09/18/98
                (COST $0) ...........................................       199
                                                                      ---------
   Principal
Amount (USD)
---------------
                NON-CONVERTIBLE CORPORATE NOTES & BONDS--10.4%
                AEROSPACE--1.4%
$100,000        LOCKHEED MARTIN CORP., 7.45%, 06/15/04 ..............   105,454
                                                                      ---------
                BANKING--1.3%
 100,000        BANCO LATINOAMERICAN (PANAMA), 7.20%, 05/28/02 ......   101,330
                                                                      ---------
                BROADCASTING--1.6%
 100,000        TIME WARNER, INC., 9.15%, 02/01/23 ..................   123,072
                                                                      ---------
                CONSTRUCTION/TRANSPORTATION--1.3%
 100,000        ZHUHAI HIGHWAY CO., LTD., SER. A,# (YANKEE)
                (CHINA), 9.13%, 07/01/06 ............................    97,951
                                                                      ---------
                FINANCIAL SERVICES--3.5%
 100,000        CORP ANDINA DE FOMENTO (VENEZUELA), 7.38%,
                07/21/00 ............................................   101,870
 100,000        GENERAL ELECTRIC CAPITAL CORP., MTN, 9.18%,
                12/30/08 ............................................   125,749
  50,000        TERMOEMCALI FUNDING CORP.,# 10.13%, 12/15/14 ........    51,955
                                                                      ---------
                                                                        279,574
                                                                      ---------
                OIL & GAS--1.3%
 100,000        PETROZUATA FINANCE, INC.,# (VENEZUELA), 8.22%,
                04/01/17 ............................................   103,241
                                                                      ---------
                TOTAL NON-CONVERTIBLE CORPORATE NOTES &
                BONDS (COST $796,515) ...............................   810,622
                                                                      ---------
   Principal
 Amount (USD)                        Issuer                           Value
--------------                       ------                           -----
               ASSET BACKED SECURITIES--1.2%
  $   94,552   MID-STATE TRUST, SER. 6, CLASS A4, 7.79%, 07/01/35
               (COST $94,640) ................................... $   97,462
                                                                  ----------
               U.S. TREASURY SECURITIES--11.7%
               U.S. TREASURY NOTES,
     100,000    5.63%, 12/31/99 .................................    100,094
     100,000    8.75%, 08/15/00 .................................    107,234
     345,000    7.88%, 11/15/04 .................................    386,831
      50,000    7.00%, 07/15/06 .................................     54,203
     125,000    8.50%, 02/15/20 .................................    162,871
     100,000    6.13%, 11/15/27 .................................    102,797
                                                                  ----------
               TOTAL U.S. TREASURY SECURITIES
               (COST $877,433) ..................................    914,030
                                                                  ----------
               U.S. GOVERNMENT AGENCY OBLIGATIONS--1.3%
      88,225   FEDERAL NATIONAL MORTGAGE ASSOCIATION, TBA,
               10.50%, 06/01/27
               (COST $98,076) ...................................     98,180
                                                                  ----------
               TOTAL LONG-TERM INVESTMENTS
               (COST $5,238,654) ................................  6,010,617
                                                                  ----------
               SHORT-TERM INVESTMENTS--22.3%
               CERTIFICATE OF DEPOSIT--22.3%
   1,736,000   CANADIAN IMPERIAL BANK, 5.56%, 03/02/98
               (COST $1,736,000) ................................  1,736,000
                                                                  ----------
               TOTAL INVESTMENTS--99.4%
               (COST $6,974,654) ................................ $7,746,617
                                                                  ==========


                       See notes to financial statements.

                                                                   [SWOOSH LOGO]

U.S. Government Income Portfolio
Portfolio of Investments
February 28, 1998 (unaudited)


  Principal
   Amount                      Issuer                      Value
  ---------                    ------                      -----
             LONG-TERM INVESTMENTS--99.3%
             U.S. TREASURY SECURITIES--26.8%
             U.S. TREASURY NOTES & BONDS,
$ 500,000      6.13%, 09/30/00 ....................... $  506,560
   60,000     10.75%, 08/15/05 .......................     78,160
  400,000      8.50%, 02/15/20 .......................    521,188
  400,000      6.75%, 08/15/26 .......................    441,436
                                                       ----------
             TOTAL U.S. TREASURY SECURITIES
             (COST $1,472,540) .......................  1,547,344
                                                       ----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS--57.5%
2,650,000    FEDERAL HOME LOAN BANK, DISCOUNT NOTE,
             5.45%, 03/03/98 .........................  2,649,598
  450,000    FEDERAL NATIONAL MORTGAGE ASSOCIATION,
             6.24%, 07/29/02 .........................    457,664
  200,000    STUDENT LOAN MORTGAGE ASSOCIATION,
             7.00%, 03/03/98 .........................    199,968
                                                       ----------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (COST $3,300,407) .......................  3,307,230
                                                       ----------
             COLLATERALIZED MORTGAGE OBLIGATION--15.0%
  866,289    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
             6.50%, 03/15/24
             (COST $794,808) .........................    860,606
                                                       ----------
             TOTAL INVESTMENTS
             (COST $5,567,755) ....................... $5,715,180
                                                       ==========


Money Market Portfolio
Portfolio of Investments
February 28, 1998 (unaudited)

 Principal
Amount (USD)                             Issuer                               Value
------------                             ------                               -----
               U.S. TREASURY SECURITIES--22.7%
  $  740,000   U.S. TREASURY BILL, 4.97%, 04/23/98
               (COST $734,688) .......................................... $  734,688
                                                                          ----------
               U.S. GOVERNMENT AGENCY OBLIGATIONS--25.2%
     195,000   FEDERAL HOME LOAN BANK, DISCOUNT NOTE,
               5.39%, 03/20/98 ..........................................    194,474
     110,000   FEDERAL MORTGAGE CORP., DISCOUNT NOTE,
               5.42%, 03/24/98 ..........................................    109,636
     180,000   FEDERAL MORTGAGE CORP., DISCOUNT NOTE,
               5.41%, 03/31/98 ..........................................    179,216
     330,000   FEDERAL NATIONAL MORTGAGE ASSOCIATION,
               DISCOUNT NOTE, 5.45%, 03/10/98 ...........................    329,600
                                                                          ----------
               (COST $812,926) ..........................................    812,926
                                                                          ----------
               COMMERCIAL PAPER--52.4%
     150,000   BANCO RIO DE LA PLATA SA, (ARGENTINA),
               5.51%, 03/13/98 ..........................................    149,747
     133,000   BELL ATLANTIC CAPITAL FUNDING CORP.,
               5.50%, 03/18/98 ..........................................    132,674
     115,000   BRITISH COLUMBIA, PROVIDENCE OF CANADA,
               (CANADA), 5.52%, 03/16/98 ................................    114,753
     150,000   CAROLINA POWER & LIGHT, 5.52%, 03/05/98 ..................    149,931
     140,000   EKSPORTFINANS AS (NORWAY), 5.60%, 03/09/98 ...............    139,848
     150,000   ELF AQUITANE FINANCE SA (FRANCE), 5.50%, 04/01/98             149,313
     123,000   FORD MOTOR CREDIT CORP., 5.52%, 03/06/98 .................    122,925
     155,000   GENERAL ELECTRIC CAPITAL CORP., 5.49%, 03/04/98 ..........    154,953
     150,000   MERRILL LYNCH & CO., INC., 5.49%, 03/02/98 ...............    150,000
     150,000   MOTOROLA, INC., 5.50%, 03/06/98 ..........................    149,908
     130,000   NATIONAL RURAL UTILITIES COOPERATIVE FINANCE
               CORP., 5.50%, 03/09/98 ...................................    129,861
     150,000   XEROX CORP., 5.55%, 03/18/98 .............................    149,630
                                                                          ----------
               (COST $1,693,543) ........................................  1,693,543
                                                                          ----------
               TOTAL INVESTMENTS--100.3%
               (COST $3,241,157)** ...................................... $3,241,157
                                                                          ==========

abrv  description
ADR = American Depository Receipt
MTN = Medium Term Note
TBA = To be announced
#   = Security may only be sold to qualified institutional buyers.
*   = Non-income producing securities
** = The cost of securities is substantially the same for federal income tax purposes.

                       See notes to financial statements.

page 18     Statement of Assets and Liabilities
            February 28, 1998 (unaudited)

[SWOOSH LOGO]

                                                                      Growth and         Capital
                                                                        Income           Growth
                                                                       Portfolio        Portfolio
                                                                   ---------------- ----------------
ASSETS:
 Investment securities, at value (Note 1)                            $ 18,016,901     $ 13,116,613
 Cash                                                                         858              678
 Foreign Currency (Cost $201,856)                                              --               --
 Other assets                                                                 321              258
 Receivables:
  Open forward foreign currency contracts                                      --               --
  Investment securities sold                                                   --          278,128
  Dividends and Interest                                                   28,185            6,910
  Expense reimbursement from Sub-administrator                                 --               --
  Portfolio shares sold                                                    52,132           48,575
                                                                     ------------     ------------
   TOTAL ASSETS                                                        18,098,397       13,451,162
                                                                     ------------     ------------
LIABILITIES:
 Payable for investment securities purchased                                   --               --
 Payable for Portfolio shares redeemed                                     69,592           72,690
 Accrued liabilities: (Note 2)
  Custody fees                                                             12,137           10,407
  Other                                                                    38,317           30,552
                                                                     ------------     ------------
   TOTAL LIABILITIES                                                      120,046          113,649
                                                                     ------------     ------------
NET ASSETS:
 Paid in capital                                                       14,414,874        9,846,800
 Accumulated undistributed net investment income (loss)                    22,826           25,305
 Accumulated net realized gain (loss) on investment transactions          749,298          713,127
 Net unrealized appreciation of investments                             2,791,353        2,752,281
                                                                     ------------     ------------
    NET ASSETS APPLICABLE TO INVESTORS'
    BENEFICIAL INTERESTS                                             $ 17,978,351     $ 13,337,513
                                                                     ============     ============
    Shares of beneficial interest outstanding
    ($.001 par value; unlimited number of shares authorized)            1,213,613          850,208
    Net asset value, redemption price per share and
    maximum offering price per share                                 $      14.81     $      15.69
    Cost of investments                                              $ 15,225,548     $ 10,364,332
                                                                     ------------     ------------

                                                                    International       Asset       U.S. Government      Money
                                                                        Equity        Allocation         Income          Market
                                                                      Portfolio       Portfolio        Portfolio       Portfolio
                                                                   --------------- --------------- ----------------- -------------
ASSETS:
 Investment securities, at value (Note 1)                            $5,315,692      $ 7,746,617      $5,715,180      $3,241,157
 Cash                                                                   857,819           11,596          42,116             462
 Foreign Currency (Cost $201,856)                                       201,848               --              --              --
 Other assets                                                            15,033              133              79              72
 Receivables:
  Open forward foreign currency contracts                                    31               --              --              --
  Investment securities sold                                            140,795               --              --              --
  Dividends and Interest                                                  7,295           36,244          30,051              --
  Expense reimbursement from Sub-administrator                           16,604            5,302           5,722           2,000
  Portfolio shares sold                                                  10,010           25,627           1,000              --
                                                                     ----------      -----------      ----------      ----------
   TOTAL ASSETS                                                       6,565,127        7,825,519       5,794,148       3,243,691
                                                                     ----------      -----------      ----------      ----------
LIABILITIES:
 Payable for investment securities purchased                            142,296               --              --              --
 Payable for Portfolio shares redeemed                                    1,176              319          18,159              58
 Accrued liabilities: (Note 2)
  Custody fees                                                            1,774           19,646          15,072           1,053
  Other                                                                  66,051           11,750           6,758          10,749
                                                                     ----------      -----------      ----------      ----------
   TOTAL LIABILITIES                                                    211,297           31,715          39,989          11,860
                                                                     ----------      -----------      ----------      ----------
NET ASSETS:
 Paid in capital                                                      5,988,968        6,767,388       5,497,690       3,231,849
 Accumulated undistributed net investment income (loss)                    (145)          37,130         114,919             410
 Accumulated net realized gain (loss) on investment transactions       (105,301)         217,323          (5,875)           (428)
 Net unrealized appreciation of investments                             470,308          771,963         147,425              --
                                                                     ----------      -----------      ----------      ----------
    NET ASSETS APPLICABLE TO INVESTORS'
    BENEFICIAL INTERESTS                                             $6,353,830      $ 7,793,804      $5,754,159      $3,231,831
                                                                     ==========      ===========      ==========      ==========
    Shares of beneficial interest outstanding
    ($.001 par value; unlimited number of shares authorized)            604,085          672,086         598,144       3,231,835
    Net asset value, redemption price per share and
    maximum offering price per share                                 $    10.52      $     11.60      $     9.62      $     1.00
    Cost of investments                                              $4,844,323      $ 6,974,654      $5,567,755      $3,241,157
                                                                     ----------      -----------      ----------      ----------


                       See notes to financial statements.

                                        Statement of Operations          page 19
         For the six months ended February 28, 1998 (unaudited)

                                                                   [SWOOSH LOGO]

                                                                 Growth and     Capital
                                                                   Income        Growth
                                                                 Portfolio     Portfolio
                                                               ------------- -------------
INVESTMENT INCOME (NOTE 1B):
 Interest                                                       $   37,294    $   62,977
 Dividends                                                         104,989        41,793
 Foreign taxes withheld                                               (766)           --
                                                                ----------    ----------
  TOTAL INVESTMENT INCOME                                          141,517       104,770
                                                                ----------    ----------
EXPENSES:
 Investment advisory fees (Note 2)                                  47,422        36,188
 Administration fees (Note 2)                                       15,807        12,063
 Accounting fees                                                        --            --
 Custodian fees                                                     22,747        22,749
 Professional fees                                                  18,538        14,094
 Trustees fees and expenses                                            395           302
 Miscellaneous expenses                                             29,451        17,231
                                                                ----------    ----------
  TOTAL EXPENSES                                                   134,360       102,627
 Less amounts waived (Note 2E)                                      63,229        48,250
 Less amounts borne by VFD (Note 2)                                     --            --
                                                                ----------    ----------
  NET EXPENSES                                                      71,131        54,377
                                                                ----------    ----------
  NET INVESTMENT INCOME (LOSS)                                      70,386        50,393
                                                                ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON:
 Investment transactions                                         1,464,247     1,146,548
 Foreign currency transactions                                          --            --
CHANGE IN NET UNREALIZED APPRECIATION ON:
 Investments                                                       545,093       275,994
 Foreign currency contracts and foreign currency translation            --            --
                                                                ----------    ----------
Net realized and unrealized gain (loss)                          2,009,340     1,422,542
                                                                ----------    ----------
Net increase in net assets from operations                      $2,079,726    $1,472,935
                                                                ==========    ==========


                                                                International      Asset     U.S. Government      Money
                                                                    Equity      Allocation        Income         Market
                                                                  Portfolio      Portfolio      Portfolio       Portfolio
                                                               --------------- ------------ ----------------- ------------
INVESTMENT INCOME (NOTE 1B):
 Interest                                                         $   9,232      $109,667       $148,290        $100,516
 Dividends                                                           21,811        26,422             --              --
 Foreign taxes withheld                                              (3,501)         (257)            --              --
                                                                  ---------      --------       --------        --------
  TOTAL INVESTMENT INCOME                                            27,542       135,832        148,290         100,516
                                                                  ---------      --------       --------        --------
EXPENSES:
 Investment advisory fees (Note 2)                                   23,041        19,105         11,462           4,550
 Administration fees (Note 2)                                         5,760         6,948          4,585           3,641
 Accounting fees                                                     32,232            --             --              --
 Custodian fees                                                       7,200        27,520         25,303          14,738
 Professional fees                                                    7,526         5,554          2,995           8,122
 Trustees fees and expenses                                             144           174            115              91
 Miscellaneous expenses                                               1,984         6,514            952           3,989
                                                                  ---------      --------       --------        --------
  TOTAL EXPENSES                                                     77,887        65,815         45,412          35,131
 Less amounts waived (Note 2E)                                       28,819        26,053         16,047           8,191
 Less amounts borne by VFD (Note 2)                                  17,387        10,236         11,026          16,930
                                                                  ---------      --------       --------        --------
  NET EXPENSES                                                       31,681        29,526         18,339          10,010
                                                                  ---------      --------       --------        --------
  NET INVESTMENT INCOME (LOSS)                                       (4,139)      106,306        129,951          90,506
                                                                  ---------      --------       --------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON:
 Investment transactions                                              7,927       310,905         (4,875)           (411)
 Foreign currency transactions                                      (63,439)           --             --              --
CHANGE IN NET UNREALIZED APPRECIATION ON:
 Investments                                                        440,030       190,179        113,832              --
 Foreign currency contracts and foreign currency translation         11,375            --             --              --
                                                                  ---------      --------       --------        --------
Net realized and unrealized gain (loss)                             395,893       501,084        108,957            (411)
                                                                  ---------      --------       --------        --------
Net increase in net assets from operations                        $ 391,754      $607,390       $238,908        $ 90,095
                                                                  =========      ========       ========        ========


                       See notes to financial statements.

page 20    Statement of Changes in Net Assets
           For the periods indicated (unaudited)

[SWOOSH LOGO]

                                                        Growth and Income                Capital Growth
                                                            Portfolio                       Portfolio
                                                 ------------------------------- -------------------------------
                                                     09/01/97        09/01/96        09/01/97        09/01/96
                                                     Through         Through         Through         Through
                                                     02/28/98        08/31/97        02/28/98        08/31/97
                                                 --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
 Net investment income                            $     70,386    $    136,850    $     50,393    $     63,795
 Net realized gain (loss) on investment and
 foreign currency transactions                       1,464,247       1,488,185       1,146,548         790,892
 Change in net unrealized appreciation on
 investments and foreign currency transactions         545,093       1,876,210         275,994       1,575,253
                                                  ------------    ------------    ------------    ------------
INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                           2,079,726       3,501,245       1,472,935       2,429,940
                                                  ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                (152,413)       (100,605)        (75,294)        (57,567)
 Net realized gain on investment transactions       (2,095,439)     (1,052,999)     (1,086,898)     (1,021,229)
                                                  ------------    ------------    ------------    ------------
                                                    (2,247,852)     (1,153,604)     (1,162,192)     (1,078,796)
                                                  ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS                                   3,144,810       4,572,685         653,474       3,112,197
                                                  ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS                2,976,684       6,920,326         964,217       4,463,341
NET ASSETS:
 Beginning of period                                15,001,667       8,081,341      12,373,296       7,909,955
                                                  ------------    ------------    ------------    ------------
 End of period                                    $ 17,978,351    $ 15,001,667    $ 13,337,513    $ 12,373,296
                                                  ============    ============    ============    ============


                                                                                                                 U.S.
                                                                                                              Government
                                                     International Equity            Asset Allocation           Income
                                                           Portfolio                    Portfolio             Portfolio
                                                 ----------------------------- ---------------------------- --------------
                                                    09/01/97       09/01/96       09/01/97      09/01/96       09/01/97
                                                     Through        Through       Through        Through        Through
                                                    02/28/98       08/31/97       02/28/98      08/31/97       02/28/98
                                                 -------------- -------------- ------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
 Net investment income                             ($   4,139)    $   94,650    $  106,306     $  168,248     $  129,951
 Net realized gain (loss) on investment and
 foreign currency transactions                        (55,512)       229,815       310,905        399,608         (4,875)
 Change in net unrealized appreciation on
 investments and foreign currency transactions        451,405         23,702       190,179        466,666        113,832
                                                    ---------     ----------    ----------     ----------     ----------
INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                            391,754        348,167       607,390      1,034,522        238,908
                                                    ---------     ----------    ----------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                               (103,835)       (53,064)     (188,322)      (118,324)      (152,142)
 Net realized gain on investment transactions        (217,881)      (346,955)     (398,930)      (611,347)            --
                                                    ---------     ----------    ----------     ----------     ----------
                                                     (321,716)      (400,019)     (587,252)      (729,671)      (152,142)
                                                    ---------     ----------    ----------     ----------     ----------
NET INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS                                    863,250      1,571,627     1,491,523      1,944,075      1,866,001
                                                    ---------     ----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS                 933,288      1,519,775     1,511,661      2,248,926      1,952,767
NET ASSETS:
 Beginning of period                                5,420,542      3,900,767     6,282,143      4,033,217      3,801,392
                                                    ---------     ----------    ----------     ----------     ----------
 End of period                                     $6,353,830     $5,420,542    $7,793,804     $6,282,143     $5,754,159
                                                    ==========    ==========    ==========     ==========     ==========


                                                 U.S. Government
                                                     Income             Money Market
                                                   Portfolio             Portfolio
                                                 --------------  ---------------------------
                                                    09/01/96        09/01/97       09/01/96
                                                     Through        Through        Through
                                                    08/31/97        02/28/98       08/31/97
                                                 -------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
 Net investment income                             $  200,891    $      90,506   $  161,224
 Net realized gain (loss) on investment and
 foreign currency transactions                         (1,000)            (411)         (11)
 Change in net unrealized appreciation on
 investments and foreign currency transactions         62,226               --           --
                                                   ----------    -------------   ----------
INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                            262,117           90,095      161,213
                                                   ----------    -------------   ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                               (175,708)         (90,102)    (161,224)
 Net realized gain on investment transactions        (107,377)              --           --
                                                   ----------    -------------   ----------
                                                     (283,085)         (90,102)    (161,224)
                                                   ----------    -------------   ----------
NET INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS                                    828,347       (1,622,477)   1,903,996
                                                   ----------    -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS                 807,379       (1,622,484)   1,903,985
NET ASSETS:
 Beginning of period                                2,994,013        4,854,315    2,950,330
                                                   ----------    -------------   ----------
 End of period                                     $3,801,392    $   3,231,831   $4,854,315
                                                   ==========    =============   ==========


                       See notes to financial statements.

                                     Financial Highlights (unaudited)    page 21

[SWOOSH LOGO]

                                                          Growth and Income
                                                              Portfolio
                                           -----------------------------------------------
                                             09/01/97      Year        Year      03/1/95*
                                             Through      Ended        Ended      through
                                             02/28/98    08/31/97    08/31/96    08/31/95
                                           ----------- ----------- ------------ ----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period      $ 15.16     $ 12.74      $ 11.48       $ 10.00
                                           --------    --------     -------       -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       0.043       0.149        0.294         0.110
 Net Gains or Losses on Investments
 (both realized and unrealized)              1.789       3.991        1.516         1.370
                                           --------    --------     -------      --------
  TOTAL FROM INVESTMENT OPERATIONS           1.832       4.140        1.810         1.480
                                           --------    --------     -------      --------
LESS DISTRIBUTIONS:
 Dividends from net investment income        0.130       0.150        0.300            --
 Distributions from capital gains            2.052       1.570        0.250            --
                                           --------    --------     -------      --------
  TOTAL DISTRIBUTIONS                        2.182       1.720        0.550            --
                                           --------    --------     -------      --------
NET ASSET VALUE, END OF PERIOD             $ 14.81     $ 15.16      $ 12.74       $ 11.48
                                           ========    ========     =======      ========
TOTAL RETURN                                 13.29%      35.53%       16.24%        14.80%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)   $17,978     $15,002      $ 8,081       $ 6,247
 Ratios to Average Net Assets#:
  Ratio of expenses                           0.90%       0.90%        0.90%         0.90%
  Ratio of net investment income              0.89%       1.18%        1.71%         2.14%
  Ratio of expenses without waivers and
  assumption of expenses                      1.70%       1.70%        1.98%         1.80%
  Ratio of net investment income without
  waivers and assumption of expenses          0.09%       0.38%        0.63%         1.24%
Portfolio Turnover Rate                         57%        .89%        129%            32%
Average commission rate paid**             $0.0598     $0.0609      $.0599             --


                                                            Capital Growth                     International Equity
                                                               Portfolio                             Portfolio
                                           ------------------------------------------------- -------------------------
                                             09/01/97       Year         Year      03/1/95*    09/01/97       Year
                                             Through       Ended         Ended      through     Through       Ended
                                             02/28/98     08/31/97     08/31/96    08/31/95    02/28/98     08/31/97
                                           ----------- ------------- ------------ ---------- ------------ ------------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period      $ 15.52       $ 13.84      $ 11.90      $ 10.00    $ 10.45      $ 10.59
                                           --------      -------      -------      -------    -------      -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       0.057         0.088        0.158         0.055    (0.007)      0.190
 Net Gains or Losses on Investments
 (both realized and unrealized)              1.639         3.422        2.139         1.845     0.634        0.650
                                           --------      -------      -------      --------   -------      -------
  TOTAL FROM INVESTMENT OPERATIONS           1.696         3.510        2.297         1.900     0.627        0.840
                                           --------      -------      -------      --------   -------      -------
LESS DISTRIBUTIONS:
 Dividends from net investment income        0.090         0.100        0.142            --     0.175        0.130
 Distributions from capital gains            1.436         1.730        0.215            --     0.382        0.850
                                           --------      -------      -------      --------   -------      -------
  TOTAL DISTRIBUTIONS                        1.526         1.830        0.357            --     0.557        0.980
                                           --------      -------      -------      --------   -------      -------
NET ASSET VALUE, END OF PERIOD             $ 15.69       $ 15.52      $ 13.84       $ 11.90   $ 10.52      $ 10.45
                                           ========      =======      =======      ========   =======      =======
TOTAL RETURN                                 11.94%        27.27%       19.66%        19.00%     6.56%        8.27%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)   $13,338       $12,373      $ 7,910       $ 6,329   $ 6,354      $ 5,421
 Ratios to Average Net Assets#:
  Ratio of expenses                           0.90%         0.90%        0.90%         0.90%     1.09%        1.11%
  Ratio of net investment income              0.84%         0.64%        0.97%         1.04%    (0.14%)       1.96%
  Ratio of expenses without waivers and
  assumption of expenses                      1.70%         1.70%        1.97%         1.80%     2.68%        2.99%
  Ratio of net investment income without
  waivers and assumption of expenses          0.04%        (0.16%)      (0.09)%        0.14%    (1.73%)       0.08%
Portfolio Turnover Rate                         38%           54%         107%           28%       68%        158%
Average commission rate paid**             $0.0597       $0.0594      $ .0604            --   $0.0352     $0.0282


                                            International Equity
                                                  Portfolio
                                           -----------------------
                                               Year      03/01/95*
                                               Ended      through
                                             08/31/96    08/31/95
                                           ------------ ----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period       $ 10.89       $ 10.00
                                            -------       -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                        0.216         0.101
 Net Gains or Losses on Investments
 (both realized and unrealized)               0.034         0.789
                                            -------       -------
  TOTAL FROM INVESTMENT OPERATIONS            0.250         0.890
                                            -------       -------
LESS DISTRIBUTIONS:
 Dividends from net investment income         0.250            --
 Distributions from capital gains             0.300            --
                                            -------       -------
  TOTAL DISTRIBUTIONS                         0.550            --
                                            -------       -------
NET ASSET VALUE, END OF PERIOD              $ 10.59       $ 10.89
                                            =======       =======
TOTAL RETURN                                   2.42%         8.90%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)    $ 3,901       $ 5,482
 Ratios to Average Net Assets#:
  Ratio of expenses                            1.10%         1.09%
  Ratio of net investment income               0.82%         1.92%
  Ratio of expenses without waivers and
  assumption of expenses                       4.22%         2.90%
  Ratio of net investment income without
  waivers and assumption of expenses          (2.30)%        0.11%
Portfolio Turnover Rate                         200%           75%
Average commission rate paid**               $.0631            --


                                                            Asset Allocation
                                                               Portfolio
                                           --------------------------------------------------
                                             09/01/97       Year         Year      03/01/95*
                                              Through       Ended        Ended      through
                                             02/28/98     08/31/97     08/31/96     08/31/95
                                           ------------ ------------ ------------ -----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period      $ 11.57      $ 11.15      $ 11.04      $ 10.00
                                            -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                        0.136        0.328        0.657         0.205
 Net Gains or Losses on Investments
 (both realized and unrealized)               0.858        1.942        0.488         0.835
                                            -------      -------      -------      --------
  TOTAL FROM INVESTMENT OPERATIONS            0.994        2.270        1.145         1.040
                                            -------      -------      -------      --------
LESS DISTRIBUTIONS:
 Dividends from net investment income         0.300        0.300        0.670            --
 Distributions from capital gains             0.664        1.550        0.365            --
                                            -------      -------      -------      --------
  TOTAL DISTRIBUTIONS                         0.964        1.850        1.035            --
                                            -------      -------      -------      --------
NET ASSET VALUE, END OF PERIOD              $ 11.60      $ 11.57      $ 11.15       $ 11.04
                                            =======      =======      =======      ========
TOTAL RETURN                                   8.98%       22.61%       10.90%        10.40%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)    $ 7,794      $ 6,282      $ 4,033       $ 5,546
 Ratios to Average Net Assets#:
  Ratio of expenses                            0.85%        0.85%        0.85%         0.85%
  Ratio of net investment income               3.06%        3.28%        3.18%         3.86%
  Ratio of expenses without waivers and
  assumption of expenses                       1.75%        2.03%        2.33%         1.65%
  Ratio of net investment income without
  waivers and assumption of expenses           2.16%        2.10%        1.71%         3.06%
Portfolio Turnover Rate                          44%         122%         155%           45%
Average commission rate paid**              $0.0598      $0.0594      $ .0598            --


                                                      U.S. Government Income                       Money Market
                                                             Portfolio                              Portfolio
                                           --------------------------------------------- --------------------------------
                                            09/01/97     Year        Year     03/01/95*   09/01/97     Year       Year     03/01/95*
                                             Through     Ended      Ended      through     Through     Ended      Ended     through
                                            02/28/98   08/31/97    08/31/96    08/31/95   02/28/98   08/31/97   08/31/96   08/31/95
                                           ---------- ---------- ----------- ----------- ---------- ---------- ---------- ----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period       $ 9.40     $ 9.53     $  10.69    $ 10.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                             ------     ------     --------    -------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                        0.158      0.522        1.173      0.322      0.025      0.048      0.050      0.028
 Net Gains or Losses on Investments
 (both realized and unrealized)               0.368      0.218      ( 0.858)     0.368         --         --         --         --
                                             ------     ------    ---------   --------     ------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS            0.526      0.740        0.315      0.690      0.025      0.048      0.050      0.028
                                             ------     ------    ---------   --------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
 Dividends from net investment income         0.306      0.540        1.134         --      0.025      0.048      0.050      0.028
 Distributions from capital gains                --      0.330        0.341         --         --         --         --         --
                                             ------     ------    ---------   --------     ------     ------     ------     ------
  TOTAL DISTRIBUTIONS                         0.306      0.870        1.475         --      0.025      0.048      0.050      0.028
                                             ------     ------    ---------   --------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD               $ 9.62     $ 9.40     $   9.53    $ 10.69     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                             ======     ======    =========   ========     ======     ======     ======     ======
TOTAL RETURN                                   5.63%      8.11%        2.62%      6.90%      2.46%      4.93%      5.15%      2.79%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)     $5,754     $3,801    $   2,994   $  5,390     $3,232     $4,854     $2,950     $5,422
 Ratios to Average Net Assets#:
  Ratio of expenses                            0.80%      0.80%        0.80%      0.80%      0.55%      0.55%      0.55%      0.55%
  Ratio of net investment income               5.67%      5.91%        6.06%      6.19%      4.97%      4.84%      5.10%      5.46%
  Ratio of expenses without waivers and
  assumption of expenses                       1.74%      1.50%        1.79%      1.62%      1.46%      1.46%      1.74%      1.21%
  Ratio of net investment income without
  waivers and assumption of expenses           4.73%      5.21%        5.08%      5.37%      4.06%      3.93%      3.90%      4.80%
Portfolio Turnover Rate                           0%        40%          83%        46%        --         --         --         --
Average commission rate paid**                   --         --           --         --         --         --         --         --


*  Commencement of operations.
#  Short periods have been annualized.
** Price per share required for periods commencing after 9/1/95.


                       See notes to financial statements.

page 22     Notes to Financial Statements (unaudited)

[SWOOSH LOGO]

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--Mutual Fund Variable Annuity Trust (the "Trust") was organized on April 14, 1994 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established to provide a funding medium for variable annuity contracts issued by life insurance companies. Shares of the Trust are issued only to insurance company separate accounts in connection with variable annuity contracts. The Trust issues six separate series of shares (the "Portfolio(s)") each of which represents a separately managed portfolio of securities with its own investment objectives. The Portfolios are the Growth and Income Portfolio ("GIP"), Capital Growth Portfolio ("CGP"), International Equity Portfolio ("IEP"), Asset Allocation Portfolio ("AAP"), U.S. Government Income Portfolio ("USGIP"), and Money Market Portfolio ("MMP").

   THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
   PORTFOLIOS:

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Valuation of Investments--Equity securities and options are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices. Short-term obligations are valued at amortized cost if acquired with fewer than 61 days to maturity, or at value, based on quoted exchange or over-the-counter prices, until the 61st day prior to maturity and thereafter by amortizing the value on the 61st day to par at maturity. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Security Transactions and Investment Income-- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   C. Repurchase agreements--It is the portfolios' policy that all repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held by the Trust's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

   D. Futures Contracts--When a portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

      The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

      The IEP may invest a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of futures contracts subject the Portfolio to risk of loss up to the amount of the value of the contract.

      As of February 28, 1998, the IEP had no outstanding futures contracts.

   E. Foreign Currency Translations--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the

                          Notes to Financial Statements (unaudited)      page 23

                                                                   [SWOOSH LOGO]

      mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank on the following basis:

      (1) Market value of investment securities, other assets and liabilities: at the closing rate of exchange at the balance sheet date.

      (2) Purchases and sales of investment securities and income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

      Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the portfolios' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

   F. Forward Foreign Currency Exchange Contracts--A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market." When the forward contract is closed, or the delivery of the currency is made or taken, the portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio's basis in the contract. The portfolios are subject to off balance sheet risk to the extent of the value of the contract for purchases of currency and in an unlimited amount for sales of currency.

   G. Federal Income Tax Status--It is the Trust's policy to comply individually for each portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

   H. Dividends and Distributions to Shareholders--The portfolios record dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

   I. Expenses--Direct expenses of a portfolio are charged to the respective Portfolio and general Trust expenses are allocated on the basis of relative net assets or on another reasonable basis.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   A. Investment Advisory Fees--The Chase Manhattan Bank ("Chase"), a direct wholly-owned subsidiary of the Chase Manhattan Corporation, is the Portfolios' investment advisor (the "Advisor") and custodian (the "Custodian"). The Advisor manages the assets of the Portfolios pursuant to an Advisory Agreement and, for such services, is paid an annual fee computed daily and paid monthly based on an annual rate equal to 0.80% of the International Equity Portfolio's, 0.60% of the Capital Growth and Growth and Income Portfolios', 0.55% of the Asset Allocation Portfolio's, 0.50% of the U.S. Government Income Portfolio's and 0.25% of the Money Market Portfolio's average daily net assets. The Advisor voluntarily waived all its fees.

      Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.30% of the Growth and Income and Capital Growth Portfolio's, 0.25% of the Asset Allocation and U.S. Government Income Portfolio's and 0.10% of the Money Market Portfolio's average daily net assets.

page 24
Notes to Financial Statements (unaudited)

[SWOOSH LOGO]

      Chase Asset Management (London) Limited (CAM London), a registered investment advisor, is the sub-investment advisor to the International Equity Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM London and Chase. CAM London is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.40% of the average daily net assets of the International Equity Portfolio.

   B. Administration Fee--Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services, the Administrator receives from each Portfolio a fee computed at an annual rate equal to 0.05% of the respective Portfolio's average daily net assets. The Administrator voluntarily waived all of its fees.

   C. Sub-Administration Fees--Pursuant to a Sub-administration Agreement, Vista Fund Distributors, Inc. ("VFD" or the "Sub-administrator"), an indirect wholly-owned subsidiary of BISYS Group Inc., provides certain sub-administration services to the Portfolios, including providing officers, clerical staff and office space for an annual fee of 0.15% of the average daily net assets of each Portfolio. The Sub-administrator voluntarily waived all of its fees.

   D. Waivers of Fees--For the six months ended February 28, 1998, the Administrator and Advisor voluntarily waived all fees as shown in the Statement of Operations, and the Sub-administrator assumed expenses for the portfolios as follows:



                                                           U.S.
  Growth and    Capital    International      Asset     Government     Money
    Income       Growth        Equity      Allocation     Income       Market
   Portfolio   Portfolio     Portfolio      Portfolio    Portfolio   Portfolio
  ----------   ---------   -------------   ----------   ----------   ---------
    $  --      $      --   $      17,387   $   10,236   $   11,026  $  16,930
    -----     ----------  --------------  -----------  -----------  ---------

   E. Other--Chase provides portfolio custody and fund accounting services for all of the Portfolios, with the exception of the IEP for which it provides only the custody services. Compensation for such services from Chase are presented in the Statement of Operations as Custodian fees.

      The Trust has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended February 28, 1998, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows:



                                                          Accrued
                                               Pension    Pension
         Portfolio:                            Expenses   Liability
                                               --------   ---------
         Growth and Income Portfolio            $ 159      $ 917
         Capital Growth Portfolio                 125        735
         International Equity Portfolio            59        349
         Asset Allocation Portfolio                67        380
         U.S. Government Income Portfolio          42        229
         Money Market Portfolio                    34        204



   3. INVESTMENT TRANSACTIONS--For the six months ended February 28, 1998, purchases and sales of investments (excluding short-term investments) were as follows:


                                                                                      U.S.
                            Growth        Capital        Intl.         Asset        Government
                           & Income       Growth        Equity       Allocation      Income
                           Portfolio     Portfolio     Portfolio     Portfolio      Portfolio
                          ----------      --------      --------      --------      ---------
    Purchases (excluding
    U.S. Government)      $9,122,718     $3,710,242    $3,361,156    $ 2,331,633  $       --
    Sales (excluding
    U.S. Government)       8,714,166      4,833,822     3,608,802      2,273,162          --
    Purchases of
    U.S. Government               --             --            --        257,925          --
    Sales of
    U.S. Government               --             --            --        814,128     400,000

   4. FEDERAL INCOME TAX MATTERS--For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of the investment securities at February 28, 1998 are as follows:



                                                                                      U.S.
                          Growth         Capital        Intl.         Asset         Government
                          & Income       Growth         Equity       Allocation       Income
                         Portfolio      Portfolio      Portfolio     Portfolio      Portfolio
                        -----------      ---------      --------      --------      ---------
    Aggregate Cost      $15,225,548     $10,364,332    $4,844,323    $ 6,974,654    $ 5,567,755
                        -----------     -----------    ----------    -----------    -----------
    Gross Unrealized
    Appreciation          2,891,119       2,926,355       712,017        808,765        151,641
    Gross Unrealized
    Depreciation            (99,766)       (174,074)     (240,647)       (36,802)        (4,216)
                        -----------     -----------    ----------    -----------    -----------
    NET UNREALIZED
    APPRECIATION
    (DEPRECIATION)      $ 2,791,353     $ 2,752,281    $  471,370    $   771,963    $   147,425
                        ===========     ===========    ==========    ===========    ===========

                          Notes to Financial Statements (unaudited)      page 25

                                                                   [SWOOSH LOGO]


   5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST--Transactions in shares of beneficial interest for the periods presented were as follows:



                            Growth and Income Portfolio
                                           09/01/97
                                           Through                        Year Ended
                                          02/28/98                       August 31, 1997
                                ---------------------------      ----------------------------
                                    Amount          Shares          Amount          Shares
                                ------------        -------      ----------          ------
 Shares sold                      $ 3,691,722         242,836    $  5,749,214         426,540
 Shares issued in reinvestment
 of distributions                   2,247,852         162,983       1,153,604          93,214
 Shares redeemed                   (2,794,764)       (181,654)     (2,330,133)       (164,444)
                                -------------       ---------   -------------       ---------
 Net increase (decrease) in
 Trust shares outstanding         $ 3,144,810         224,165    $  4,572,685         355,310
                                =============       =========   =============       =========

                                 Capital Growth Portfolio
                                         09/01/97
                                          Through                        Year Ended
                                         02/28/98                      August 31, 1997
                                -----------------------------   -----------------------------
                                    Amount          Shares          Amount          Shares
                                -------------       ---------   -------------       ---------
 Shares sold                      $ 2,138,671         137,064    $  3,889,436         271,956
 Shares issued in reinvestment
 of distributions                   1,162,192          81,196       1,078,795          78,724
 Shares redeemed                   (2,647,389)       (165,087)     (1,856,034)       (125,230)
                                -------------       ---------   -------------       ---------
 Net increase (decrease) in
 Trust shares outstanding         $   653,474          53,173    $  3,112,197         225,450
                                =============       =========   =============       =========

                              International Equity Portfolio
                                          09/01/97
                                           Through                        Year Ended
                                           02/28/98                    August 31, 1997
                                -----------------------------   -----------------------------
                                    Amount          Shares          Amount          Shares
                                -------------       ---------   -------------       ---------
 Shares sold                      $   794,869          76,986    $  1,376,612         129,737
 Shares issued in reinvestment
 of distributions                     321,716          33,368         400,018          39,666
 Shares redeemed                     (253,335)        (24,928)       (205,003)        (19,191)
                                -------------       ---------   -------------       ---------
 Net increase (decrease) in
 Trust shares outstanding         $   863,250          85,426    $  1,571,627         150,212
                                =============       =========   =============       =========

                                    Asset Allocation Portfolio
                                           09/01/97
                                           Through                       Year Ended
                                           02/28/98                     August 31, 1997
                                -----------------------------   -----------------------------
                                    Amount          Shares          Amount          Shares
                                -------------       ---------   -------------       ---------
 Shares sold                      $ 1,014,823          86,471    $  1,347,903         121,979
 Shares issued in reinvestment
 of distributions                     587,253          52,028         729,672          71,619
 Shares redeemed                     (110,553)         (9,578)       (133,500)        (12,026)
                                -------------       ---------   -------------       ---------
 Net increase (decrease) in
 Trust shares outstanding         $ 1,491,523         128,921    $  1,944,075         181,572
                                =============       =========   =============       =========

                                 U.S. Government Income Portfolio
                                          09/01/97
                                          Through                         Year Ended
                                          02/28/98                      August 31, 1997
                                -----------------------------   ------------------------------
                                    Amount          Shares          Amount          Shares
                                -------------       ---------   -------------       ---------
 Shares sold                      $ 1,831,689         189,935    $    696,656          75,260
 Shares issued in reinvestment
 of distributions                     152,142          15,978         283,085          31,241
 Shares redeemed                     (117,830)        (12,223)       (151,394)        (16,243)
                                -------------       ---------   -------------       ---------
 Net increase (decrease) in
 Trust shares outstanding         $ 1,866,001         193,690    $    828,347          90,258
                                =============       =========   =============       =========

                                      Money Market Portfolio
                                           09/01/97
                                           Through                        Year Ended
                                           02/28/98                     August 31, 1997
                                -----------------------------   -----------------------------
                                    Amount          Shares          Amount          Shares
                                -------------       ---------   -------------       ---------
 Shares sold                      $   162,556         162,556    $  3,081,078       3,081,076
 Shares issued in reinvestment
 of distributions                      96,458          96,458         161,224         161,224
 Shares redeemed                   (1,881,491)     (1,881,491)     (1,338,306)     (1,338,306)
                                -------------      ----------   -------------      ----------
 Net increase (decrease) in
 Trust shares outstanding        ($ 1,622,477)     (1,622,477)   $  1,903,996       1,903,994
                                =============      ==========   =============      ==========

   6. OPEN FORWARD FOREIGN CURRENCY CONTRACTS The following forward foreign currency contracts were held by the Variable Annuity International Equity Portfolio at February 28, 1998:


                                                                      Net
                 Delivery                                 Market   Unrealized
               Value (Local                Settlement     Value    Gain (Loss)
                Currency)    Cost (USD)      Date         (USD)       (USD)
               ------------  ----------    ----------     ------   -----------
Sales
-----
Italian Lira    30,000,000    $16,812       03/05/98      $16,781     $ 31
page 26    Notes to Financial Statements (unaudited)

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7. FOREIGN CASH POSITIONS--International Equity Portfolio


                                                                  Net
                         Delivery                    Market    Unrealized
                       Value (Local                  Value     Gain (Loss)
Currency                 Currency)    Cost (USD)     (USD)        (USD)
--------               ------------   ----------     ------    ----------
Austrian Schilling            400     $     31      $     31    $   0
Australian Dollar           3,684        2,523         2,499      (24)
Swiss Franc                13,410        9,157         9,139      (18)
German Deutsche Mark        2,314        1,269         1,276        7
Spanish Peseta            119,789          780           779       (1)
Finnish Markka              3,850          696           699        3
French Franc               60,039        9,868         9,868        0
Great British Pound        81,886      134,497       134,939      442
Greek Drachma             177,779          646           618      (28)
Hong Kong Dollar           55,234        7,134         7,134        0
Indonesian Rupiah         894,077           58           100       42
Irish Punt                  7,000       10,259         9,557     (702)
Italian Lira           18,978,347       10,552        10,617       65
Japanese Yen              265,753        2,074         2,108       34
Malaysian Ringgit             657          144           178       34
Netherlands Guilder         2,326        1,131         1,138        7
Philippine Peso             4,860          118           122        4
Portuguese Escudo         602,349        3,280         3,242      (38)
Swedish Krona               3,992          532           499      (33)
Singapore Dollar            6,117        3,652         3,774      122
Thai Baht                 152,741        3,455         3,531       76
                                      --------      --------     -----
Total                                 $201,856      $201,848     $ (8)
                                      ========      ========     =====


   8. CONCENTRATION OF SHAREHOLDERS At February 28, 1998, all shares outstanding for each Portfolio are owned either directly or indirectly by a single insurance company.


   9. CONCENTRATION OF CREDIT RISK As of February 28, 1998, MMP invested 52.3% of its net assets in financial institutions, of which 43.1% was invested in other financial service providers, 4.6% in broker dealers and 4.6% in Banking. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important role in the operation of the financial services industry.
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[SWOOSH LOGO]

A-7036-CRT
(C) The Chase Manhattan Corporation, 1998. All Rights Reserved.

April 1998

F-7036(CMB)
VCA-3 498